MANAGED ACCOUNT SERIES

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

April 23, 2025

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in (i) BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Target Fund”), a series of Managed Account Series (the “Target Trust”), a Delaware statutory trust, and (ii) BlackRock GA Dynamic Equity Fund (the “Dynamic Target Fund” and together with the Disciplined Volatility Target Fund, the “Target Funds”), a series of the Target Trust. As provided in each Agreement and Plan of Reorganization (each, an “Reorganization Agreement”), (x) the Disciplined Volatility Target Fund will be reorganized into iShares Disciplined Volatility Equity Active ETF (the “Disciplined Volatility Acquiring Fund”), a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust” and together with the Target Trust, the “Trusts”), a Delaware statutory trust, and (y) the Dynamic Target Fund will be reorganized into iShares Dynamic Equity Active ETF (the “Dynamic Acquiring Fund” and together with the Disciplined Volatility Acquiring Fund, the “Acquiring Funds”), a newly-formed series of the Acquiring Trust. Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, the “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is advised by BlackRock Fund Advisors (“BFA”) and each Target Fund is advised by BlackRock Advisors, LLC (“BlackRock”), an investment adviser under common control with BFA.

The Target Funds and the Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Trustees of the Target Trust (the “Target Trust Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) have determined that each Reorganization is in the best interests of the applicable Target Fund and its corresponding Acquiring Fund, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations. The Target Trust Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganizations. Each Target Fund currently operates as an open-end mutual fund. Each Target Fund will be reorganized into an exchange-traded fund (“ETF”) though the reorganization of the Target Fund into its corresponding Acquiring Fund, each a newly-created ETF. ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

Following the reorganization, each Target Fund will be liquidated. Each Acquiring Fund will be managed by BFA. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar investment strategies and investment risk profiles. The mutual fund and ETF, however, will have structurally different risk profiles.

In connection with the Reorganizations, shareholders who hold their shares of a Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the corresponding Acquiring Fund equal in value to their investment in the relevant Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. As discussed further below, some shareholders may need to take additional action in order to receive shares of an Acquiring Fund in connection with the Reorganizations. However, the Reorganizations will not dilute the value of your investment.

The Target Trust Board and the Acquiring Trust Board have determined that shareholders of each Target Fund may benefit from the following:

(i)

the total annual fund operating expenses of each Acquiring Fund are expected to be lower than the total annual fund operating expenses of each share class of its corresponding Target Fund and the net annual fund operating expenses are expected to be lower than the net annual fund operating expenses of each share class of its corresponding Target Fund;

(ii)

unlike mutual fund shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of an Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day;

(iii)

as a shareholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring Fund. The Target Funds do not provide full daily transparency into their underlying portfolio holdings;

(iv)

the Reorganizations may provide enhanced tax efficiency for the Acquiring Funds, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure;

(v)	the Reorganizations will allow shareholders of each Target Fund to invest in a fund with an identical investment objective and substantially similar principal investment strategies;

(vi)	each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes (except with respect to cash received, as explained in later sections of this document).

We acknowledge, however, that the Reorganizations will subject investors to certain ETF-specific risks, including the risk that shares of an Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that an Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of the corresponding Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you hold your shares directly with the Target Fund, your investment will be liquidated on September 5, 2025. If you hold your shares of a Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of a Target Fund through a direct individual retirement account and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of a Target Fund will be exchanged into Institutional Shares of the Money Market Fund. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of its corresponding Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganizations will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of its corresponding Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you do not wish to participate in the Reorganization, you can exchange your Target Fund shares for shares of another BlackRock mutual fund or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action, as such exchange or redemption will be a taxable transaction to shareholders in non-tax qualified accounts.

NO SHAREHOLDER VOTE IS REQUIRED TO COMPLETE EITHER REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

In accordance with the Funds’ operative documents, and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganizations may be effected without the approval of shareholders of each Fund.

Although shareholder approval of the Reorganizations is not required and BlackRock does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the relevant Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the respective Target Fund Trust. A Reorganization will not be contingent on the occurrence of the other Reorganization.

I encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 537-4942.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

MANAGED ACCOUNT SERIES

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganizations (as defined below).

Q:	What do the Reorganizations provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (each, an “Reorganization Agreement”), each Target Fund (as defined below) will be reorganized into its corresponding Acquiring Fund (as defined below) as set forth in the table below:

Target Fund	Acquiring Fund
BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Target Fund”), a series of Managed Account Series (the “Target Trust”)	iShares Disciplined Volatility Equity Active ETF (the “Disciplined Volatility Acquiring Fund”), a series of BlackRock ETF Trust (the “Acquiring Trust”)
BlackRock GA Dynamic Equity Fund (the “Dynamic Target Fund” and together with the Disciplined Volatility Target Fund, the “Target Funds”), a series of the Target Trust	iShares Dynamic Equity Active ETF (the “Dynamic Acquiring Fund” and together with the Disciplined Volatility Acquiring Fund, the “Acquiring Funds”), a series of the Acquiring Trust

Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, the “Reorganization” and collectively, the “Reorganizations”).

The Target Funds and the Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.” Disciplined Volatility Acquiring Fund, following completion of its Reorganization, may be referred to as the “Disciplined Volatility Combined Fund,” and Dynamic Acquiring Fund, following completion of its Reorganization, may be referred to as the “Dynamic Combined Fund.” The Disciplined Volatility Combined Fund and the Dynamic Combined Fund (each, a “Combined Fund”) may collectively be referred to as the “Combined Funds.”

Each Target Fund currently operates as an open-end mutual fund. Each Target Fund will be reorganized into an exchange-traded fund (“ETF”) though the reorganization of the Target Fund into its corresponding Acquiring Fund, each a newly-created ETF.

Each Target Fund and its corresponding Acquiring Fund pursue the same investment objectives and employ identical fundamental investment policies and substantially similar investment strategies to achieve their respective investment objectives.

Each Reorganization will be accomplished in accordance with the relevant Agreement and Plan of Reorganization. The Reorganization Agreement provides for:

Step 1:

The transfer of all of the assets of a Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly issued shares of the Acquiring Fund (the “Acquiring Fund Shares”). The Target Fund expects that all recorded liabilities of the Target Fund will be assumed by the Acquiring Fund pursuant to the Reorganization.

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders (except as noted below).

Step 3:	The termination, dissolution and liquidation of the Target Fund.

If you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the relevant Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with a Target Fund, your investment will be liquidated on September 5, 2025. If you hold your shares of a Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. If you hold your shares of a Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

Although shareholder approval of the Reorganizations is not required and BlackRock does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the relevant Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the Target Fund Trust. A Reorganization will not be contingent on the occurrence of the other Reorganization.

Q:	What are the differences between an ETF and a mutual fund?

A:	ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity and increased transparency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q:	Why are the Reorganizations taking place?

A:

The Target Funds’ investment adviser, BlackRock Advisors, LLC (“BlackRock”), proposed that each Target Fund be reorganized into the corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which BlackRock believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility and increased transparency.

The Board of Trustees of the Target Trust (the “Target Trust Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) have determined that each Reorganization is in the best interests of each Fund, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations. The Target Trust Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds.

Q:	How will the Reorganizations affect me as a shareholder?

A:

If the Reorganizations are consummated, you will cease to be a shareholder of the relevant Target Fund. In order to receive shares of the corresponding Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

•

Brokerage Account. If you hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of its corresponding Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of the applicable Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable to shareholders in non-tax qualified accounts.

•

Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct Accounts. If you hold your shares of a Target Fund in an account directly with such Target Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. If such a change is not made prior to September 5, 2025, you will not receive shares of the applicable Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct IRA. If you hold your shares of a Target Fund through a direct IRA and do not take action to transfer your investment in such Target Fund to a different investment option prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganizations will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of its corresponding Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganizations, individual shares of an Acquiring Fund may only be purchased and sold in the secondary market. Shares of an Acquiring Fund will be listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). Shares of an Acquiring Fund may also in the future be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Fund after the Reorganizations, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because an Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganizations. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

Q:	Will the Reorganizations affect the way my investments are managed?

A:

No. BlackRock is the investment adviser to the Target Funds. BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BlackRock, will serve as the investment adviser to the Acquiring Funds. The same individuals currently responsible for the day-to-day portfolio management of each Target Fund will continue to be responsible for the day-to-day portfolio management of each Acquiring Fund. Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar investment strategies.

Q:	Will the fees and expenses of an Acquiring Fund be the same or lower than the fees and expenses of the corresponding Target Fund?

A:

Yes. Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio and lower total annual fund operating expenses than each share class of the corresponding Target Fund. See also “Comparison of the Funds—Management Agreements” for a comparison of the management arrangements between each Fund and its investment adviser, including a discussion of the unitary fee structure applicable to the Acquiring Funds but not the Target Funds.

Q:	Are there other benefits that I will experience as a shareholder of an Acquiring Fund?

A:	Yes. In addition to lower net expenses, as a shareholder of an Acquiring Fund you will also benefit from additional trading flexibility and increased transparency.

•

Additional Trading Flexibility. As a shareholder of a Target Fund you can only purchase or redeem your shares of the relevant Target Fund at a price based on such Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will be able to purchase and sell shares of the applicable Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about each Acquiring Fund, will be found on each Acquiring Fund’s website at www.blackrock.com.

•

Enhanced Tax Efficiency. Shareholders of an Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

Q:	Will I be subject to comparable investment risks as a shareholder of an Acquiring Fund?

A:

Yes. As noted above, each Target Fund and the corresponding Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar investment strategies. Therefore, each Acquiring Fund will be subject to substantially similar investment risks as the relevant Target Fund.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds—Investment Risks”.

Q:	Will I be subject to additional ETF-specific structural risks as a shareholder of an Acquiring Fund?

A:

Yes. As a shareholder of an Acquiring Fund, you will be subject to risks related to an Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds—Investment Risks”.

Q:	Is there anything else that will be different once I am a shareholder of an Acquiring Fund?

A:

Yes. As a shareholder of a Target Fund, you can only purchase or redeem your shares of such Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of an Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

v

In addition, the Target Funds operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Funds, shareholders of the Acquiring Funds will not own a particular class of shares.

In contrast to the Target Funds, which provides for automatic reinvestment of dividends at net asset value without a sales charge, no dividend reinvestment service is provided by the Acquiring Funds.

Q:	Will a Target Fund or an Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations?

A:	No. The Target Funds and the Acquiring Funds will not charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations.

Q:	When are the Reorganizations expected to occur?

A:	BFA anticipates that the closing date of the Reorganizations will be as of the closing of trading on the New York Stock Exchange on September 12, 2025 (the “Closing Date”).

Q:	Will the Reorganizations create a taxable event for me?

A:

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization qualifies for such tax-free treatment, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received).

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

BlackRock anticipates disposing of certain investments of the Dynamic Target Fund in connection with the Reorganization. Any such repositioning will occur prior to the reorganization of the Dynamic Target Fund into the Dynamic Acquiring Fund (“Pre-Reorganization Sales”). The value of the investments that will be sold in the Pre-Reorganization Sales is approximately $20 million or 1.5% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. The transaction costs anticipated to be incurred in connection with the Pre-Reorganization Sales are estimated to be approximately $24,470, which is expected to be approximately 0.002% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. When such portfolio assets are sold in the Pre-Reorganization Sales, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Dynamic Target Fund’s basis in such assets. The Pre-Reorganization Sales are expected to result in net capital gain, and, based on current market conditions, such net capital gain is expected to be approximately $4.5 million, resulting in approximately $0.05 of net capital gain per share based on the number of outstanding shares as of March 31, 2025. Any such gain may be distributed to the Dynamic Target Fund’s shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

BlackRock has reviewed the portfolio holdings of the Disciplined Volatility Target Fund and does not anticipate disposing of any material portion of the holdings of the Disciplined Volatility Target Fund in connection with the Reorganization.

Prior to a Reorganization, the relevant Target Fund may distribute to its shareholders substantially all investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year.

You are urged to consult with your tax adviser concerning the tax consequences of the Reorganizations.

Q:	Can I purchase, redeem, or exchange shares of a Target Fund before a Reorganization takes place?

A:

Yes. Purchase orders must be received by a Target Fund by September 10, 2025. Exchange orders from another BlackRock fund must be received by a Target Fund by September 10, 2025. Redemption orders must be received by a Target Fund by September 11, 2025. These dates may change if the Closing Date of the Reorganizations changes. Any changes to the Closing Date of the Reorganizations will be communicated to shareholders.

If you redeem or exchange your Target Fund shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, if the Target Fund shares are held in a taxable account.

Q:	Who will pay for each Reorganization?

A:

The Target Fund will bear the expenses incurred in connection with the Reorganizations (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $173,000 for the Reorganization of Dynamic Target Fund into Dynamic Acquiring Fund and $107,000 for the Reorganization of Disciplined Volatility Target Fund into Disciplined Volatility Acquiring Fund. BFA determined that it was appropriate for the costs of the Reorganizations to be borne by the Target Funds given the benefits expected to be experienced by many shareholders of the Target Funds, including lower net expenses, additional trading flexibility and increased portfolio holdings transparency. The foregoing estimated expenses will be borne by the Target Funds directly, regardless of whether the Reorganizations are consummated.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Funds at (800) 537-4942.

Important additional information about the Reorganization is set forth in the accompanying Combined

Prospectus/Information Statement.

Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT

QUESTIONS & ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring Fund.

Q:	What types of shareholder accounts can receive shares of an Acquiring Fund as part of a Reorganization?

A:

If you hold your shares of a Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the corresponding Acquiring Fund in the Reorganization. No further action is required.

Q:	What types of shareholder accounts cannot receive shares of an Acquiring Fund as part of a Reorganization?

A:	The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

Direct Accounts. If you hold your shares of a Target Fund in an account directly with such Target Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you must transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to September 5, 2025 in order to receive shares of the corresponding Acquiring Fund. For this purpose, a direct account includes a direct IRA. If you hold your shares of the Target Fund through a direct IRA and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund. You have a direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call (800) 537-4942 or contact your financial advisor or other financial intermediary.

Q:	How do I transfer my Target Fund shares from a direct account to a brokerage account that will accept Acquiring Fund shares?

A:

Transferring your shares from a direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the relevant Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the corresponding Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the relevant Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q:	How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A:

The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q:	What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A:

In order to receive shares of the applicable Acquiring Fund as part of the Reorganization, you must hold your shares of the relevant Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

•

Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before September 5, 2025, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct Accounts. If you hold your shares of a Target Fund in a direct account, you should transfer your shares of such Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. If such a change is not made before September 5, 2025, you will not receive shares of the applicable Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Direct IRA. If you hold your shares of a Target Fund through a direct IRA and you do not take action to transfer your investment in such Target Fund to a different investment option prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the

“Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganizations will have on you and your investments.

Q:	What if I do not want to own shares of an Acquiring Fund?

A:

If you do not want to receive shares of the applicable Acquiring Fund in connection with the Reorganization, you can exchange your Target Fund shares for shares of another BlackRock mutual fund or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Each of the exchange of your Target Fund shares for shares of another BlackRock mutual fund or the redemption of your Target Fund shares will be a taxable transaction to shareholders in non-tax qualified accounts. The last date to exchange your shares into another BlackRock mutual fund prior to the Reorganization is September 10, 2025. The last date to redeem your shares prior to the Reorganization is September 11, 2025. These dates may change if the Closing Date of the Reorganizations changes. Any changes to the Closing Date of the Reorganizations will be communicated to shareholders.

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COMBINED PROSPECTUS/INFORMATION STATEMENT

MANAGED ACCOUNT SERIES

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

BLACKROCK ETF TRUST

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of (i) BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Target Fund”), a series of Managed Account Series (the “Target Trust”), a Delaware statutory trust, or (ii) BlackRock GA Dynamic Equity Fund (the “Dynamic Target Fund” and together with the Disciplined Volatility Target Fund, the “Target Funds”), a series of the Target Trust. As provided in each Agreement and Plan of Reorganization (each, an “Reorganization Agreement”), (x) the Disciplined Volatility Target Fund will be reorganized into iShares Disciplined Volatility Equity Active ETF (the “Disciplined Volatility Acquiring Fund”), a newly-created series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust, and (y) the Dynamic Target Fund will be reorganized into iShares Dynamic Equity Active ETF (the “Dynamic Acquiring Fund” and together with the Disciplined Volatility Acquiring Fund, the “Acquiring Funds”), a newly-created series of the Acquiring Trust. Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, the “Reorganization” and collectively, the “Reorganizations”). Each Target Fund is advised by BlackRock Advisors, LLC (“BlackRock”). Each Acquiring Fund is advised by BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BlackRock.

The Target Funds and the Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.” Disciplined Volatility Acquiring Fund, following completion of its Reorganization, may be referred to as the “Disciplined Volatility Combined Fund,” and Dynamic Acquiring Fund, following completion of its Reorganization, may be referred to as the “Dynamic Combined Fund.” The Disciplined Volatility Combined Fund and the Dynamic Combined Fund (each, a “Combined Fund”) may collectively be referred to as the “Combined Funds” in this Combined Prospectus/Information Statement.

Each Target Fund currently operates as an open-end mutual fund. Each Target Fund will be reorganized into an exchange-traded fund (“ETF”) though the reorganization of the Target Fund into its corresponding Acquiring Fund. Following the reorganizations, each Target Fund will be liquidated. Each Acquiring Fund will continue to be managed by BFA.

The Board of Trustees of the Target Trust (the “Target Trust Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) have determined that each Reorganization is in the best interests of each Fund, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations. The Target Trust Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Each Target Fund and its corresponding Acquiring Fund pursue identical investment objectives and employ substantially similar investment strategies to achieve their respective investment objectives.

The investment objective of the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund is to seek to provide risk-adjusted total return. The investment objective of the Dynamic Target Fund and the Dynamic Acquiring Fund is to seek to provide total return. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

Each Target Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain liabilities of the Target Fund and newly-issued shares of such Acquiring Fund (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata, except as noted below. After distributing the Acquiring Fund Shares, the Target Fund will be terminated, dissolved and liquidated.

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of a Target Fund on the Closing Date of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the relevant Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your investment will be liquidated on September 5, 2025. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. If you hold your shares of the Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund. Alternatively, if you hold your shares of a Target Fund through an account with a financial intermediary that is not able to hold shares of its corresponding Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to a different investment option, may be subject to fees and expenses and it may take time to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganizations will have on you and your investments.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

The aggregate NAV of the relevant Acquiring Fund Shares received in a Reorganization by a Target Fund will equal the aggregate NAV of the shares of such Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization minus any cash paid to some shareholders of the Acquiring Fund as discussed above.

ii

Each Reorganization is anticipated to close as of the closing of trading on the New York Stock Exchange on September 12, 2025 (the “Closing Date”). The Closing Date may be delayed. The Target Funds will publicly disclose any changes to the applicable Closing Date.

In preparation for the closing of the Reorganizations, purchase orders must be received by a Target Fund by September 10, 2025. Exchange orders from another BlackRock fund must be received by a Target Fund by September 10, 2025. Redemption orders must be received by a Target Fund by September 11, 2025. These dates may change if the Closing Date of the Reorganizations changes. Any changes to the Closing Date of the Reorganizations will be communicated to shareholders.

Any shares of a Target Fund that you hold after the final redemption date listed above will be reorganized into shares of the applicable Acquiring Fund as a result of the Reorganizations (unless you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, as described above).

Each Acquiring Fund is expected to begin trading on or about September 15, 2025.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of each Target Fund should know before the Reorganizations and constitutes an offering of shares of each Acquiring Fund being issued in the Reorganizations. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated April 23, 2025 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to the Target Funds, dated August 28, 2024, as supplemented (the “Target Fund Prospectuses”);

•	the Statement of Additional Information relating to the Target Funds, dated August 28, 2024, as supplemented (the “Target Fund SAI”);

•	the Prospectuses relating to the Acquiring Funds, dated February 20, 2025 (the “Acquiring Fund Prospectuses”);

•	the Statement of Additional Information relating to the Acquiring Funds, dated February 20, 2025 (the “Acquiring Fund SAI”);

•	the Annual Report to shareholders of the Target Funds (the “Target Fund Annual Report”), for the fiscal year ended April 30, 2024; and

•	the Semi-Annual Financial Statements and Additional Information of the Target Funds (the “Target Fund Semi-Annual Financial Statements”), for the fiscal period ended October 31, 2024.

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Information” in the Acquiring Fund Prospectuses will apply to the shares issued by each Acquiring Fund in connection with the Reorganizations.

Because the Acquiring Funds have not yet commenced operations, no shareholder reports are available for them.

iii

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 537-4942 for the Target Funds and (800)-474-2737 for the Acquiring Funds or by writing to the Target Funds at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 and to the Acquiring Funds at 1 University Square Drive, Princeton, New Jersey 08540. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is April 23, 2025.

iv

v

OTHER INFORMATION	72

Capitalization	72

Shareholder Information	73

Shareholder Rights and Obligations	74

APPENDIX I FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	I-1

APPENDIX II FORM OF AGREEMENT AND PLAN OF REORGANIZATION	II-1

vi

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Target Fund”) and BlackRock GA Dynamic Equity Fund (the “Dynamic Target Fund” and together with the Disciplined Volatility Target Fund, the “Target Funds”) are each a series of Managed Account Series (the “Target Trust”), a Delaware statutory trust. iShares Disciplined Volatility Equity Active ETF (the “Disciplined Volatility Acquiring Fund”) and iShares Dynamic Equity Active ETF (the “Dynamic Acquiring Fund” and together with the Disciplined Volatility Acquiring Fund, the “Acquiring Funds”) are each a series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust. The Funds are diversified, and the Target Trust and Acquiring Trust are open-end management investment companies, registered with the Securities and Exchange Commission (“SEC”).

The Target Funds and the Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.” Disciplined Volatility Acquiring Fund, following completion of its Reorganization (as defined below), may be referred to as the “Disciplined Volatility Combined Fund,” and Dynamic Acquiring Fund, following completion of its Reorganization, may be referred to as the “Dynamic Combined Fund.” The Disciplined Volatility Combined Fund and the Dynamic Combined Fund (each, a “Combined Fund”) may collectively be referred to as the “Combined Funds” in this Combined Prospectus/Information Statement.

BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser of each Target Fund. BlackRock Fund Advisors (“BFA”), an investment adviser under common control with BlackRock, serves as the investment adviser of each Acquiring Fund. Each Target Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Target Fund’s distributor, BlackRock Investments, LLC (“BRIL,” or the “Distributor”), and certain intermediaries. Shares of each Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in aggregations of a specified number of shares (“Creation Units”) or multiples thereof. Only an “authorized participant” may engage in creation or redemption transactions directly with an Acquiring Fund. Once created, shares of each Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning each Target Fund and each Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) and the Board of Trustees of the Target Trust (the “Target Trust Board” and together with the Acquiring Trust Board, the “Boards” and each, a “Board”), including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have each unanimously approved the reorganizations of each Target Fund into its corresponding Acquiring Fund. Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization” and collectively, the “Reorganizations”).

Each Reorganization will be accomplished in accordance with the relevant Agreement and Plan of Reorganization (each, an “Reorganization Agreement”). Each Reorganization Agreement provides for:

•

the transfer of all of the assets of a Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly issued shares of the Acquiring Fund (the “Acquiring Fund Shares”);

•	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders (except as noted below); and

•	the termination, dissolution and liquidation of the Target Fund.

If you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the relevant Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you hold your shares directly with a Target Fund, your investment will be liquidated on September 5, 2025. If you hold your shares of a Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of a Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

BFA anticipates that the Reorganizations will close as of the closing of trading on the New York Stock Exchange on September 12, 2025 (the “Closing Date”).

Background and Reasons for the Reorganizations

BlackRock proposed that each Target Fund be reorganized into the corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which BlackRock believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility and increased transparency.

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Additional Trading Flexibility. As a shareholder of a Target Fund you can only purchase or redeem your shares of the relevant Target Fund at a price based on such Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will be able to purchase and sell shares of the applicable Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about each Acquiring Fund, will be found on each Acquiring Fund’s website at www.blackrock.com.

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Enhanced Tax Efficiency. Shareholders of an Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

At a meeting held on February 20, 2025 (the “Approval Meeting”), the Target Trust Board and the Acquiring Trust Board, including all of the Independent Board Members, unanimously approved each Reorganization Agreement. The Boards determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of each Reorganization are not materially different from those presented to the Boards at the Approval Meeting, each Reorganization is in the best interests of each Fund and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations. The Boards have also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganizations, the Boards considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•

the investment objectives, fundamental investment restrictions and non-fundamental investment restrictions of each Target Fund are identical to those of its corresponding Acquiring Fund; the investment strategies of each Target Fund are substantially similar to those of its corresponding Acquiring Fund; and the investment risks of each Target Fund and its corresponding Acquiring Fund are similar, although there are certain differences. The Boards considered the principal differences in the investment risks. See “Comparison of the Funds— Investment Risks”;

•

assuming the Reorganizations had occurred on October 31, 2024, each Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the relevant Target Fund prior to the Reorganizations and (B) net annual fund operating expenses that are estimated to be lower than those of each of the share classes of the relevant Target Fund prior to the Reorganizations, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA has agreed to continue through June 30, 2026;

•	the contractual management fee rates for each Combined Fund are expected to be the same as the contractual advisory fee rates for its corresponding Target Fund;

•	the net annual fund operating expenses for each Combined Fund are expected to be lower than those of the share classes of its corresponding Target Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage each Target Fund are expected to manage its corresponding Combined Fund following the closing of the Reorganizations;

•

the shareholders of a Target Fund will not pay any sales charges in connection with the Reorganizations. Shareholders of each Target Fund will receive shares of its corresponding Acquiring Fund, as indicated below in “Information about the Reorganization— General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received), because each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to a Reorganization, however, the relevant Target Fund may distribute to its shareholders substantially all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year;

•

each Target Fund and its corresponding Acquiring Fund use the same methodology for valuing their assets, each shareholder of a Target Fund will receive shares of its corresponding Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganizations (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), the interests of the shareholders of the Target Funds will not be diluted as a result of the Reorganizations and the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds participating in the Reorganizations; and

•

the Target Funds will bear the expenses incurred in connection with the Reorganizations (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $173,000 for the Reorganization of Dynamic Target Fund into Dynamic Acquiring Fund and $107,000 for the Reorganization of Disciplined Volatility Target Fund into Disciplined Volatility Acquiring Fund. The foregoing estimated expenses will be borne by the Target Funds directly, regardless of whether the Reorganizations are consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of Each Target Fund and Its Corresponding Acquiring Fund

Investment Objectives

Disciplined Volatility Target Fund and Disciplined Volatility Acquiring Fund

The investment objectives of the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund are identical. The Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund have an investment objective to seek to provide risk-adjusted total return. The investment objective of each Fund is non-fundamental, which means that it can be changed without the approval of the Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same investment objective as the Funds.

Dynamic Target Fund and Dynamic Acquiring Fund

The investment objectives of the Dynamic Target Fund and the Dynamic Acquiring Fund are identical. The Dynamic Target Fund and the Dynamic Acquiring Fund have an investment objective to seek to provide total return. The investment objective of each Fund is non-fundamental, which means that it can be changed without the approval of the Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same investment objective as the Funds.

Investment Processes

Disciplined Volatility Target Fund and Disciplined Volatility Acquiring Fund

The investment processes of the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund are identical. Fund management for both Funds seeks to provide risk-adjusted total return while managing volatility levels by using a systematic, quantitative model-based approach. Generally, each Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Fund management for both Funds may consider a variety of factors, such as, without limitation, valuation, the relative opportunity for capital appreciation, capital recovery risk, quality and sentiment. Both Funds may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Fund management for both Funds may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Funds to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Following completion of the Reorganization, the Combined Fund will have the same investment process as the Funds.

Dynamic Target Fund and Dynamic Acquiring Fund

The investment processes of the Dynamic Target Fund and the Dynamic Acquiring Fund are identical. Generally, both Funds seek diversification across markets, industries and issuers. In making investment decisions, Fund management for both Funds seeks to identify the long term trends and changes that Fund management believes could benefit particular markets, industries and/or issuers relative to other markets, industries and/or issuers, respectively. Fund management for both Funds will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. Fund management for both Funds looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Both Funds may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Fund management for both Funds may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of both Funds to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Fund management for both Funds may invest in “junk” bonds, corporate loans and distressed securities when Fund management believes that such instruments will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Fund management for both Funds may invest in distressed securities when Fund management believes such distressed securities offer potential for higher returns or can be exchanged for other securities that offer the potential for higher returns. There can be no assurance that both Funds will be able to achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Principal Investment Strategies

Disciplined Volatility Target Fund and Disciplined Volatility Acquiring Fund

The Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their objectives.

The Disciplined Volatility Target Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Disciplined Volatility Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Each Fund seeks to achieve its investment objective by investing in both equity and fixed-income securities, including money market securities and other short-term securities or instruments that each Fund management team believes may offer attractive risk-adjusted returns. Equity securities include common stock, preferred stock, American Depository Receipts, or securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Each Fund may also purchase convertible securities. Each Fund may invest in the securities of companies of any market capitalization. Each Fund may also invest in Real Estate Investment Trusts.

Each Fund seeks to provide risk-adjusted total return while managing volatility levels by using a systematic, quantitative model-based approach. Generally, each Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Each Fund management may consider a variety of factors, such as, without limitation, valuation, the relative opportunity for capital appreciation, quality and sentiment.

Each Fund may invest in developed and emerging markets, including frontier markets. This flexibility allows each Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective.

In pursuing its investment objective, each Fund may utilize short positions. Each Fund expects to implement short positions through short sales of any instrument that the Fund may purchase for investment or by using options, swaps, futures, forwards, contracts for difference or other derivative instruments.

With respect to each Fund’s fixed-income investments, the Fund may invest in all types of debt securities, including, but not limited to, U.S. and foreign government bonds, corporate bonds and convertible bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, inflation-linked bonds, and securities issued or guaranteed by certain international organizations such as the World Bank. Each Fund may invest in “junk” bonds, corporate loans, bank loans and distressed securities. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Each Fund may invest in debt securities of any maturity or duration.

Each Fund may use derivatives, including options, futures, credit default swaps, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity, a currency or an index. Each Fund has the ability to use forward currency contracts and other currency derivatives. From time to time, each Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. Each Fund may also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. Each Fund may invest in indexed and inverse securities.

Each Fund may invest a portion of its assets in securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals. Each Fund may hold a portion of its assets in cash or cash equivalents.

Unlike the Disciplined Volatility Acquiring Fund, the Disciplined Volatility Target Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Disciplined Volatility Target Fund may gain exposure to commodity markets by investing up to 25% of its total assets in Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Disciplined Volatility Target Subsidiary”), a wholly owned subsidiary of the Disciplined Volatility Target Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Disciplined Volatility Target Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Disciplined Volatility Target Subsidiary’s derivative positions. The Disciplined Volatility Target Subsidiary (unlike the Disciplined Volatility Target Fund) may invest without limitation in commodity-related instruments. The Disciplined Volatility Target Fund limits its investments in the Disciplined Volatility Target Subsidiary to 25% of its total assets. In connection with the Reorganization, the Disciplined Volatility Target Subsidiary will be liquidated for operational efficiency.

Following completion of the Reorganization, the Combined Fund will employ the same principal investment strategies as the Disciplined Volatility Acquiring Fund.

Dynamic Target Fund and Dynamic Acquiring Fund

The Dynamic Target Fund and the Dynamic Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their objectives.

The Dynamic Target Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Dynamic Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Each Fund seeks to achieve its investment objective by investing in both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. Equity securities include common stock, preferred stock, American Depository Receipts, or securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Each Fund may also purchase convertible securities. Each Fund may invest in the securities of companies of any market capitalization. Each Fund may also invest in Real Estate Investment Trusts.

Generally, each Fund seeks diversification across markets, industries and issuers. In making investment decisions, each Fund management seeks to identify the long term trends and changes that Fund management believes could benefit particular markets, industries and/or issuers relative to other markets, industries and/or issuers, respectively. Each Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

Each Fund may invest in developed and emerging markets, including frontier markets. This flexibility allows each Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet each Fund’s objective.

In pursuing its investment objective, each Fund may utilize short positions. Each Fund expects to implement short positions through short sales of any instrument that the Fund may purchase for investment or by using options, swaps, futures, forwards, contracts for difference or other derivative instruments.

With respect to each Fund’s fixed-income investments, the Fund may invest in all types of debt securities, including, but not limited to, U.S. and foreign government bonds, corporate bonds and convertible bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. Each Fund may invest in “junk” bonds, corporate loans and distressed securities. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Each Fund may invest in debt securities of any maturity or duration.

Each Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference), credit default swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity, a currency or an index. Each Fund has the ability to use forward currency contracts and other currency derivatives. From time to time, each Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. Each Fund may also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. Each Fund may invest in indexed and inverse securities.

Each Fund may invest a portion of its assets in securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals. Each Fund may hold a portion of its assets in cash or cash equivalents.

Each Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. Each Fund may gain exposure to commodity markets by investing up to 25% of its total assets in Cayman GA Dynamic Equity Fund, Ltd. (the “Dynamic Equity Subsidiary”), a wholly owned subsidiary of the Dynamic Target Fund (which is expected to be transferred to the Dynamic Acquiring Fund upon the Reorganization) formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Dynamic Equity Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Dynamic Equity Subsidiary’s derivative positions. The Dynamic Equity Subsidiary (unlike the Dynamic Target Fund and the Dynamic Acquiring Fund) may invest without limitation in commodity-related instruments.

Following completion of the Reorganization, the Combined Fund will employ the same principal investment strategies as the Dynamic Acquiring Fund.

Other Strategies. Each Target Fund and its corresponding Acquiring Fund employ identical other strategies in seeking to achieve their objectives as set forth below. Following completion of the Reorganizations, each Combined Fund will employ the same other strategies as its corresponding Target and Acquiring Funds.

•	Borrowing — The Fund may borrow up to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•

Floating Rate Investments — The Fund may invest in floating rate investments and investments that are the economic equivalent of floating rate investments. These investments may include, but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating rate interest payments.

•

Illiquid Investments — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Dynamic Equity Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Dynamic Target Fund and the Dynamic Acquiring Fund, each of the Dynamic Target Fund’s investment and the Dynamic Acquiring Fund’s investment in the Dynamic Equity Subsidiary is considered to be liquid.

•

Inflation-Linked Bonds (Dynamic Combined Fund Only) — The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. Governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

•	Securities Lending — The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

•

Special Purpose Acquisition Companies — The Fund may invest in interests issued by special purpose acquisition companies (“SPACs”), including publicly-registered shares of SPACs (including through private investments in public equity transactions), “founder’s shares,” warrants and units.

•

Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

•

Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

Fees and Expenses

Fee Tables as of October 31, 2024 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each Target Fund assuming the Reorganizations had taken place on October 31, 2024 (the end of each Target Fund’s most recently completed semi-annual period), and the estimated pro forma fees and expenses attributable to each pro forma Acquiring Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended October 31, 2024 for each Target Fund and each pro forma Acquiring Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. The fee tables do not reflect the costs associated with the Reorganizations. The costs associated with the Reorganizations are estimated to be $107,000 or 0.02% of the Disciplined Volatility Target Fund’s net assets as of the pro forma date and $173,000 or 0.02% of the Dynamic Target Fund’s net assets as of the pro forma date. There is no separate pro forma combined column because each Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Funds are not operational and do not currently have investment assets. For information concerning the net assets of each Fund as of March 31, 2025, see “Other Information—Capitalization.”

With respect to each Acquiring Fund, the investment advisory agreement between the Acquiring Trust and BFA provides that BFA will pay all operating expenses of the Acquiring Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Acquiring Fund may incur “Acquired Fund Fees and Expenses,” which are not part of the unitary fee structure although are subject to the contractual waiver described in the footnotes to the tables below. Acquired Fund Fees and Expenses reflect the

Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Acquiring Fund.

You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, BFA, and their affiliates) (each, a “Financial Intermediary”), which are not reflected in the tables and examples below.

Fee Tables of the Disciplined Volatility Target Fund and

the Pro Forma Disciplined Volatility Acquiring Fund

(as of October 31, 2024) (unaudited)

Disciplined Volatility Target Fund Institutional Shares into Disciplined Volatility Acquiring Fund

	Disciplined Volatility Target Fund Institutional Shares	Pro Forma Disciplined Volatility Acquiring Fund Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[1]	0.40%[2]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.22%	0.00%[3]
Acquired Fund Fees and Expenses	0.01%[4]	0.01%[2,5]
Total Annual Fund Operating Expenses	0.63%[4]	0.41%
Fee Waivers and/or Expense Reimbursements	(0.07)%[1,6]	(0.01)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.56%[1,6]	0.40%[2]

1

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Disciplined Volatility Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Disciplined Volatility Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Target Trust’s Independent Board Members or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Target Fund.

2

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Disciplined Volatility Acquiring Fund in other equity and fixed-income mutual funds and exchange-traded funds advised by BFA or its affiliates through June 30, 2027. As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Disciplined Volatility Acquiring Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Disciplined Volatility Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

3	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

4

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Disciplined Volatility Target Fund’s most recent Semi-Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses.

5

Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year, which are based on the expenses of the Disciplined Volatility Target Fund for its most recent fiscal year restated to reflect current fees.

6

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Disciplined Volatility Target Fund expenses) as a percentage of average daily net assets to 0.55% through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended October 31, 2024) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each Fund’s costs assume that the relevant contractual expense waivers/expense limitations remain in effect through June 30, 2026 with respect to the Disciplined Volatility Target Fund and through June 30, 2027 with respect to the Disciplined Volatility Acquiring Fund. There is no separate pro forma combined row because the Disciplined Volatility Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Disciplined Volatility Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Disciplined Volatility Target Fund Institutional Shares	$57	$195	$344	$780
Pro Forma Disciplined Volatility Acquiring Fund Shares	$41	$130	$228	$516

Disciplined Volatility Target Fund Class K Shares into Disciplined Volatility Acquiring Fund

	Disciplined Volatility Target Fund Class K Shares	Pro Forma Disciplined Volatility Acquiring Fund Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[1]	0.40%[2]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.11%	0.00%[3]
Acquired Fund Fees and Expenses	0.01%[4]	0.01%[2,5]
Total Annual Fund Operating Expenses	0.52%[4]	0.41%

	Disciplined Volatility Target Fund Class K Shares	Pro Forma Disciplined Volatility Acquiring Fund Shares
Fee Waivers and/or Expense Reimbursements	(0.01)%[1,6]	(0.01)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.51%[1,6]	0.40%[2]

1

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive the management fee with respect to any portion of the

Disciplined Volatility Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Disciplined Volatility Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Target Trust’s Independent Board Members or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Target Fund.

2

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Disciplined Volatility Acquiring Fund in other equity and fixed-income mutual funds and exchange-traded funds advised by BFA or its affiliates through June 30, 2027. As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Disciplined Volatility Acquiring Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Disciplined Volatility Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

3	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

4

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Disciplined Volatility Target Fund’s most recent Semi-Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses.

5

Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year, which are based on the expenses of the Disciplined Volatility Target Fund for its most recent fiscal year restated to reflect current fees.

6

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Disciplined Volatility Target Fund expenses) as a percentage of average daily net assets to 0.50% through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of the Disciplined Volatility Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended October 31, 2024) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each Fund’s costs assume that the relevant contractual expense waivers/expense limitations remain in effect through June 30, 2026 with respect to the Disciplined Volatility Target Fund and through June 30, 2027 with respect to the Disciplined Volatility Acquiring Fund. There is no separate pro forma combined row because the Disciplined Volatility Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Disciplined Volatility Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Disciplined Volatility Target Fund Class K Shares	$52	$166	$290	$652
Pro Forma Disciplined Volatility Acquiring Fund Shares	$41	$130	$228	$516

Fee Tables of the Dynamic Target Fund and

the Pro Forma Dynamic Acquiring Fund

(as of October 31, 2024) (unaudited)

Dynamic Target Fund Institutional Shares into Dynamic Acquiring Fund

	Dynamic Target Fund Institutional Shares	Pro Forma Dynamic Acquiring Fund Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[1]	0.40%[2]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.18%	0.00%[3]
Acquired Fund Fees and Expenses	0.02%[4]	0.02%[2,5]
Total Annual Fund Operating Expenses	0.60%[4]	0.42%
Fee Waivers and/or Expense Reimbursements	(0.03)%[1,6]	(0.02)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.57%[1,6]	0.40%[2]

1

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Dynamic Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Dynamic Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Target Trust’s Independent Board Members or by a vote of a majority of the outstanding voting securities of the Dynamic Target Fund.

2

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Dynamic Acquiring Fund in other equity and fixed-income mutual funds and exchange-traded funds advised by BFA or its affiliates through June 30, 2027. As described in the “Comparison of the Funds— Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Dynamic Acquiring Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

3	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

4

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Dynamic Target Fund’s most recent Semi-Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses.

5

Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year, which are based on the expenses of the Dynamic Target Fund for its most recent fiscal year restated to reflect current fees.

6

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Dynamic Target Fund expenses) as a percentage of average daily net assets to 0.55% through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of the Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Dynamic Target Fund and the Dynamic Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended October 31, 2024) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each Fund’s costs assume that the relevant contractual expense waivers/expense limitations remain in effect through June 30, 2026 with respect to the Dynamic Target Fund and through June 30, 2027 with respect to the Dynamic Acquiring Fund. There is no separate pro forma combined row because the Dynamic Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Dynamic Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Target Fund Institutional Shares	$58	$189	$332	$747
Pro Forma Dynamic Acquiring Fund Shares	$41	$131	$231	$526

Dynamic Target Fund Class K Shares into Dynamic Acquiring Fund

	Dynamic Target Fund Class K Shares	Pro Forma Dynamic Acquiring Fund Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%[1]	0.40%[2]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.08%	0.00%[3]
Acquired Fund Fees and Expenses	0.02%[4]	0.02%[2,5]
Total Annual Fund Operating Expenses	0.50%[4]	0.42%
Fee Waivers and/or Expense Reimbursements	– [1,6]	(0.02)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.50%[1,6]	0.40%[2]

1

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Dynamic Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Dynamic Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Target Trust’s Independent Board Members or by a vote of a majority of the outstanding voting securities of the Dynamic Target Fund.

2

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Dynamic Acquiring Fund in other equity and fixed-income mutual funds and exchange-traded funds advised by BFA or its affiliates through June 30, 2027. As described in the “Comparison of the Funds— Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investment by the Dynamic Acquiring Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Dynamic Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

3	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

4

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Dynamic Target Fund’s most recent Semi-Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses.

5

Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year, which are based on the expenses of the Dynamic Target Fund for its most recent fiscal year restated to reflect current fees.

6

As described in the “Comparison of the Funds—Management Agreements” section of this Combined Prospectus/Information Statement beginning on page 44, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Dynamic Target Fund expenses) as a percentage of average daily net assets to 0.50% through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of the Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Dynamic Target Fund and the Dynamic Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended October 31, 2024) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each Fund’s costs assume that the relevant contractual expense waivers/expense limitations remain in effect through June 30, 2026 with respect to the Dynamic Target Fund and through June 30, 2027 with respect to the Dynamic Acquiring Fund. There is no separate pro forma combined row because the Dynamic Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Dynamic Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Target Fund Class K Shares	$51	$160	$280	$628
Pro Forma Dynamic Acquiring Fund Shares	$41	$131	$231	$526

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended April 30, 2024, each Target Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio (the Acquiring Funds are not operational and do not currently have investment assets):

Fund	Fiscal Year End	Rate
Disciplined Volatility Target Fund	4/30/24	169%
Dynamic Target Fund	4/30/24	74%

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. If a Reorganization qualifies for such tax-free treatment, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received). As a condition to the closing of each Reorganization, each of the Target Trust and the Acquiring Trust will receive an opinion from Sidley Austin LLP to the effect that the applicable Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

The receipt of cash in lieu of fractional Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

BlackRock anticipates disposing of certain investments of the Dynamic Target Fund in connection with the Reorganization. Any such repositioning will occur prior to the reorganization of the Dynamic Target Fund into the Dynamic Acquiring Fund. The value of the investments that will be sold in the Pre-Reorganization Sales is approximately $20 million or 1.5% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. The transaction costs anticipated to be incurred in connection with the Pre-Reorganization Sales are estimated to be approximately $24,470, which is expected to be approximately 0.002% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. When such portfolio assets are sold in the Pre-Reorganization Sales, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Dynamic Target Fund’s basis in such assets. The Pre-Reorganization Sales are expected to result in net capital gain, and, based on current market conditions, such net capital gain is expected to be approximately $4.5 million, resulting in approximately $0.05 of net capital gain per share based on the number of outstanding shares as of March 31, 2025. Any such gain may be distributed to the Dynamic Target Fund’s shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

BlackRock has reviewed the portfolio holdings of the Disciplined Volatility Target Fund and does not anticipate disposing of any material portion of the holdings of the Disciplined Volatility Target Fund in connection with the Reorganization.

Prior to a Reorganization, however, the relevant Target Fund may distribute to its shareholders substantially all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

Each Target Fund and its corresponding Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are described further in “Comparison of the Funds—Purchase, Redemption, Exchange and Transfer of Shares” below. You may refer to each Acquiring Fund prospectus under the sections entitled “Shareholder Information—Buying and Selling Shares” and “Shareholder Information— Creations and Redemptions” for the procedures applicable to purchases and redemptions of the shares of each Acquiring Fund. Each Target Fund prospectus provides information under the section entitled “How to Buy, Sell, Exchange and Transfer Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of each Target Fund.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Disciplined Volatility Target Fund’s and the Disciplined Volatility Acquiring Fund’s Principal Investment Risks

Because of their identical investment objectives and substantially similar investment strategies, the Disciplined Volatility Target Fund and the Disciplined Volatility Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Disciplined Volatility Acquiring Fund.

Risk	Disciplined Volatility Target Fund	Disciplined Volatility Acquiring Fund

Authorized Participant Concentration Risk	-	Principal Risk

Cash Transactions Risk	-	Principal Risk

Commodities Related Investments Risk	Principal Risk	-

Convertible Securities Risk	Principal Risk	Principal Risk

Corporate Loans Risk	Principal Risk	Principal Risk

Debt Securities Risk	Principal Risk	Principal Risk

Derivatives Risk	Principal Risk	Principal Risk

Distressed Securities Risk	Principal Risk	Principal Risk

Emerging Markets Risk	Principal Risk	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Foreign Securities Risk	Principal Risk	Principal Risk

High Portfolio Turnover Risk	Principal Risk	Principal Risk

High Yield Bonds Risk	Principal Risk	Principal Risk

Indexed and Inverse Securities Risk	Principal Risk	Principal Risk

Inflation-Indexed Bonds Risk	Principal Risk	Principal Risk

Leverage Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Market Trading Risk	-	Principal Risk

Risk	Disciplined Volatility Target Fund	Disciplined Volatility Acquiring Fund

Mid Cap Securities Risk	Principal Risk	Principal Risk

Mortgage- and Asset-Backed Securities Risks	Principal Risk	Principal Risk

Precious Metal and Related Securities Risk	Principal Risk	Principal Risk

Quantitative Model Risk	Principal Risk	Principal Risk

Real Estate-Related Securities Risk	Principal Risk	Principal Risk

Risk of Investing in the United States	Principal Risk	Principal Risk

Short Sales Risk	Principal Risk	Principal Risk

Small Cap and Emerging Growth Securities Risk	Principal Risk	Principal Risk

Sovereign Debt Risk	Principal Risk	Principal Risk

Structured Notes Risk	Principal Risk	Principal Risk

Subsidiary Risk	Principal Risk	-

Descriptions of the Combined Fund’s Investment Risks

As with any investment, you could lose all or part of your investment in the Combined Fund, and the Combined Fund’s performance could trail that of other investments. The Combined Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Combined Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Unlike many exchange-traded funds, the Combined Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.

•	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

•

Quantitative Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these quantitative models may perform differently than as forecasted due to the factors incorporated into the quantitative models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the quantitative models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these quantitative models will result in effective investment decisions for the Fund.

The information and data used in the quantitative models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the quantitative models. In addition, some of the data that BlackRock uses may be historical data, which may not accurately predict future market movement. There is a risk that the quantitative models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

•

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

•

Cash Transactions Risk — The Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

•

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

•

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

•	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

•

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•

High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

•

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

•	Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act, and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Quantitative Model Risk” as described above. This means you may lose money.

•

Market Trading Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

•

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

•

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Precious Metal and Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

In addition to the risks listed above, the Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

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Cybersecurity Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/

or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained.

Redemptions of a large number of Fund shares by shareholders, including by accounts that are following a model portfolio, may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

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Operational Risk — The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and BFA seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

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Ownership Limitations Risk — If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.

Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

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Reference Rate Replacement Risk — The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

•	Reliance on Advisor Risk — The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

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Risks of Investing in Special Purpose Acquisition Companies — SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions). Therefore, the potential for the long-term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund may invest will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale. In connection with forming a SPAC, the SPAC’s sponsors and other investors may acquire “founder’s” shares, generally for nominal consideration. The sponsors and such investors will also purchase “at-risk” capital, in the form of either warrants or units, which proceeds are used to pay offering expense and working capital of the SPAC. Due to the risk of the loss of “at-risk” capital if an acquisition is not consummated, sponsors of SPACS may be incentivized to consummate acquisitions at less attractive valuations at the expense of SPAC shareholders. In addition, the number of SPACs have grown significantly over the past few years, leading to greater competition between SPACs and traditional purchasers of companies, which further increases the changes that sponsors may be incentivized to consummate acquisitions at less attractive valuations.

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Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

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Valuation Risk — The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.

Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Comparison of the Dynamic Target Fund’s and the Dynamic Acquiring Fund’s Principal Investment Risks

Because of their identical investment objectives and substantially similar investment strategies, the Dynamic Target Fund and the Dynamic Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Dynamic Acquiring Fund.

Risk	Dynamic Target Fund	Dynamic Acquiring Fund

Authorized Participant Concentration Risk	-	Principal Risk

Cash Transactions Risk	-	Principal Risk

Commodities Related Investments Risk	Principal Risk	Principal Risk

Convertible Securities Risk	Principal Risk	Principal Risk

Corporate Loans Risk	Principal Risk	Principal Risk

Debt Securities Risk	Principal Risk	Principal Risk

Derivatives Risk	Principal Risk	Principal Risk

Distressed Securities Risk	Principal Risk	Principal Risk

Emerging Markets Risk	Principal Risk	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Foreign Securities Risk	Principal Risk	Principal Risk

High Portfolio Turnover Risk	Principal Risk	-

High Yield Bonds Risk	Principal Risk	Principal Risk

Indexed and Inverse Securities Risk	Principal Risk	Principal Risk

Leverage Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Market Trading Risk	-	Principal Risk

Mid Cap Securities Risk	Principal Risk	Principal Risk

Mortgage- and Asset-Backed Securities Risks	Principal Risk	Principal Risk

Precious Metal and Related Securities Risk	Principal Risk	Principal Risk

Real Estate-Related Securities Risk	Principal Risk	Principal Risk

Risk of Investing in the United States	Principal Risk	Principal Risk

Short Sales Risk	Principal Risk	Principal Risk

Small Cap and Emerging Growth Securities Risk	Principal Risk	Principal Risk

Sovereign Debt Risk	Principal Risk	Principal Risk

Structured Notes Risk	Principal Risk	Principal Risk

Subsidiary Risk	Principal Risk	Principal Risk

Descriptions of the Combined Fund’s Investment Risks

As with any investment, you could lose all or part of your investment in the Combined Fund, and the Combined Fund’s performance could trail that of other investments. The Combined Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Combined Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Unlike many exchange-traded funds, the Combined Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.

•	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

•	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several

European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Quantitative Model Risk” as described below. This means you may lose money.

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Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Cash Transactions Risk — The Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

•	Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

•	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act, and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Trading Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

•

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

•

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Precious Metal and Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

•

Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

•

Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

•

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

•

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

•	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example,

to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

•

Subsidiary Risk — By investing in the Dynamic Equity Subsidiary, the Fund is indirectly exposed to the risks associated with the Dynamic Equity Subsidiary’s investments. The commodity-related instruments held by the Dynamic Equity Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Dynamic Equity Subsidiary will be achieved. The Dynamic Equity Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Dynamic Equity Subsidiary, and the Fund and the Dynamic Equity Subsidiary are both managed by BFA, making it unlikely that the Dynamic Equity Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Dynamic Equity Subsidiary, and the Fund’s role as sole shareholder of the Dynamic Equity Subsidiary. The Dynamic Equity Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Dynamic Equity Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Dynamic Equity Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

In addition to the risks listed above, the Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

•

Cybersecurity Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators), counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

•

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

•

Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Dynamic Equity Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Dynamic Equity Subsidiary is considered to be liquid. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

•	Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•

Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained.

Redemptions of a large number of Fund shares by shareholders, including by accounts that are following a model portfolio, may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

•

Operational Risk — The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and BFA seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

•

Ownership Limitations Risk — If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.

Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

•

Quantitative Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these quantitative models may perform differently than as forecasted due to the factors incorporated into the quantitative models and the weighting of each factor, as well as the level and scope of changes from historical trends. In addition, issues in the construction and implementation of the quantitative models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes and other technological failures or various other events or circumstances within or beyond the control of BlackRock, may adversely impact the Fund. Please see also “Cyber Security Risk” above. There is no guarantee that BlackRock’s use of these quantitative models will result in effective investment decisions for the Fund.

Some of the quantitative models used by BlackRock rely on historical data and may not accurately predict future market movements. The Fund bears the risk that the quantitative models used by BlackRock will not be successful in forecasting movements in the market or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. In addition, the quantitative models may not be reliable in the event of unusual or disruptive events that cause market movements, which may be inconsistent with the historical performance of individual markets. In such instances, the quantitative models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive quantitative models may be constructed based on data supplied by third parties, the success of relying on such quantitative models may depend heavily on the accuracy and reliability of such data.

•

Reference Rate Replacement Risk — The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

•

Reliance on Advisor Risk — The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

•

Risks of Investing in Special Purpose Acquisition Companies — SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions). Therefore, the potential for the long-term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund may invest will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale. In connection with forming a SPAC, the SPAC’s sponsors and other investors may acquire “founder’s” shares, generally for nominal consideration. The sponsors and such investors will also purchase “at-risk” capital, in the form of either warrants or units, which proceeds are used to pay offering expense and working capital of the SPAC. Due to the risk of the loss of “at-risk” capital if an acquisition is not consummated, sponsors of SPACS may be incentivized to consummate acquisitions at less attractive valuations at the expense of SPAC shareholders. In addition, the number of SPACs have grown significantly over the past few years, leading to greater competition between SPACs and traditional purchasers of companies, which further increases the changes that sponsors may be incentivized to consummate acquisitions at less attractive valuations.

•

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

•

Valuation Risk — The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges or markets may be open on days or during time periods when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.

Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

•

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of each Target Fund and its corresponding Acquiring Fund are identical. A complete list of each Target Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I. Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) concentrate its investments in a particular industry; (ii) borrow money; (iii) issue senior securities; (iv) purchase or hold real estate; (v) underwrite securities issued by others; (vi) purchase or sell commodities or commodity contracts; (vii) make loans; and (viii) make any investment inconsistent with the Fund’s classification as a diversified company.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the applicable Board without shareholder approval. Following completion of the Reorganization, each Combined Fund will have the same fundamental and non-fundamental investment restrictions as its corresponding Acquiring Fund.

Performance Information

Disciplined Volatility Target Fund

The information shows you how the Disciplined Volatility Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Disciplined Volatility Target Fund. Institutional Shares of the Disciplined Volatility Target Fund commenced operations on November 30, 2018. As a result, the returns shown below for the Disciplined Volatility Target Fund Institutional Shares prior to its commencement of operations on November 30, 2018 are based on the Disciplined Volatility Target Fund’s Class K Shares, adjusted to reflect the fees and expenses applicable to Institutional Shares. The table compares the Disciplined Volatility Target Fund’s performance to that of the MSCI World Index and the MSCI ACWI Minimum Volatility (USD) Index. The MSCI ACWI Minimum Volatility (USD) Index is relevant to the Disciplined Volatility Target Fund because it has characteristics similar to the Disciplined Volatility Target Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Disciplined Volatility Target Fund, the performance information for the Disciplined Volatility Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Disciplined Volatility Target Fund’s returns would have been lower. Updated information on the Disciplined Volatility Target Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

Disciplined Volatility Target Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.39% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.10% (quarter ended March 31, 2020). The year-to-date return as of June 30, 2024 was 8.78%.

For the periods ended 12/31/24 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 1, 2017)
Disciplined Volatility Target Fund—Institutional Shares
Return Before Taxes	12.52%	8.66%	8.02%
Return After Taxes on Distributions	11.51%	7.48%	6.94%
Return After Taxes on Distributions and Sale of Fund Shares	7.68%	6.42%	6.02%
Disciplined Volatility Target Fund—Class K Shares
Return Before Taxes	12.64%	8.71%	8.08%
Return After Taxes on Distributions	11.62%	7.52%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	6.45%	6.06%
MSCI World Index[1]
(Reflects no deduction for fees, expenses or taxes)	18.67%	11.17%	10.85%
MSCI ACWI Minimum Volatility (USD) Index
(Reflects no deduction for fees, expenses or taxes)	11.37%	4.72%	6.38%
[1]	The Disciplined Volatility Target Fund has added this broad-based index in response to new regulatory requirements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Disciplined Volatility Acquiring Fund

The Disciplined Volatility Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Disciplined Volatility Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Disciplined Volatility Target Fund and continue the business of the Disciplined Volatility Target Fund. Therefore, after the Reorganization, Class K Shares of the Disciplined Volatility Target Fund will be the “accounting survivor.” This means that the Disciplined Volatility Acquiring Fund will continue to show the historical investment performance and returns of the Disciplined Volatility Target Fund (even after liquidation of the Disciplined Volatility Target Fund). The Disciplined Volatility Acquiring Fund’s benchmarks are the MSCI World Index and the MSCI ACWI Minimum Volatility (USD) Index. The MSCI ACWI Minimum Volatility (USD) Index is relevant to the Disciplined Volatility Acquiring Fund because it has characteristics similar to the Disciplined Volatility Acquiring Fund’s investment strategy.

Dynamic Target Fund

The information shows you how the Dynamic Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Dynamic Target Fund. Institutional Shares of the Dynamic Target Fund commenced operations on November 30, 2018. As a result, the returns shown below for the Dynamic Target Fund Institutional Shares prior to its commencement of operations on November 30, 2018 are based on the Dynamic Target Fund’s Class K Shares, adjusted to reflect the fees and expenses applicable to Institutional Shares. The table compares the Dynamic Target Fund’s performance to that of the MSCI World Index. To the extent that dividends and distributions have been paid by the Dynamic Target Fund, the performance information for the Dynamic Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Dynamic Target Fund’s returns would have been lower. Updated information on the Dynamic Target Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Class K Shares

ANNUAL TOTAL RETURNS

Dynamic Target Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.77% (quarter ended June 30, 2020) and the lowest return for a quarter was -22.22% (quarter ended March 31, 2020). The year-to-date return as of June 30, 2024 was 14.70%.

For the periods ended 12/31/24 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 1, 2017)
Dynamic Target Fund—Institutional Shares
Return Before Taxes	18.80%	10.61%	9.95%
Return After Taxes on Distributions	18.04%	9.75%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	11.32%	8.20%	7.73%
Dynamic Target Fund—Class K Shares
Return Before Taxes	18.92%	10.68%	10.01%
Return After Taxes on Distributions	18.14%	9.81%	9.10%
Return After Taxes on Distributions and Sale of Fund Shares	11.40%	8.25%	7.78%
MSCI World Index
(Reflects no deduction for fees, expenses or taxes)	18.67%	11.17%	10.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Dynamic Acquiring Fund

The Dynamic Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Dynamic Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Dynamic Target Fund and continue the business of the Dynamic Target Fund. Therefore, after the Reorganization, Class K Shares of the Dynamic Target Fund will be the “accounting survivor.” This means that the Dynamic Acquiring Fund will continue to show the historical investment performance and returns of the Dynamic Target Fund (even after liquidation of the Dynamic Target Fund). The Dynamic Acquiring Fund’s benchmark is the MSCI World Index.

Additional Information

Combined Fund. Class K Shares of each Target Fund are deemed to be the “accounting survivor” in connection with the relevant Reorganization. As a result, each Combined Fund will continue the performance history of the corresponding Target Fund after the closing of the Reorganizations.

Management of the Funds

Target Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Target Fund’s investments and business operations subject to the oversight of the Target Trust Board. While BlackRock is ultimately responsible for the management of each Target Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $11.6 trillion in investment company and other portfolio assets under management as of March 31, 2025.

Acquiring Funds

BFA, located at 400 Howard Street, San Francisco, California 94105, has overall responsibility for the general management and administration of each Acquiring Fund. BFA provides an investment program for each Acquiring Fund and manages the investment of each Acquiring Fund’s assets. In managing each Acquiring Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve each Acquiring Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

BFA is an indirect, wholly owned subsidiary of BlackRock, Inc. As of March 31, 2025, BFA and its affiliates provided investment advisory services for assets of approximately $11.6 trillion.

Portfolio Managers

Information about the portfolio management teams of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Disciplined Volatility Target Fund and Disciplined Volatility Acquiring Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2021 (for Disciplined Volatility Target Fund) and 2025 (for Disciplined Volatility Acquiring Fund)

BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009.

Randy Berkowitz, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021 (for Disciplined Volatility Target Fund) and 2025 (for Disciplined Volatility Acquiring Fund)	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2014 to 2021.
Russ Koesterich, CFA, JD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (for Disciplined Volatility Target Fund) and 2025 (for Disciplined Volatility Acquiring Fund)	Managing Director of BlackRock, Inc. since 2009.

Rick Rieder, Randy Berkowitz, CFA, and Russ Koesterich, CFA, JD, will be the portfolio managers of the Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio, including setting the Combined Fund’s overall investment strategy and overseeing the management of the Combined Fund.

Dynamic Target Fund and Dynamic Acquiring Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2021 (for Dynamic Target Fund) and 2025 (for Dynamic Acquiring Fund)

BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Randy Berkowitz, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024 (for Dynamic Target Fund) and 2025 (for Dynamic Acquiring Fund)	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2014 to 2021.
Russ Koesterich, CFA, JD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (for Dynamic Target Fund) and 2025 (for Dynamic Acquiring Fund)	Managing Director of BlackRock, Inc. since 2009.
Sarah Thompson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024 (for Dynamic Target Fund) and 2025 (for Dynamic Acquiring Fund)	Managing Director of BlackRock, Inc. since 2013.

Rick Rieder, Randy Berkowitz, CFA, Russ Koesterich, CFA, JD, and Sarah Thompson, CFA, will be the portfolio managers of the Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio, including setting the Combined Fund’s overall investment strategy and overseeing the management of the Combined Fund.

Management Agreements

Target Funds

BlackRock serves as manager to each Target Fund pursuant to an investment advisory agreement entered into by the Target Trust on behalf of each Target Fund (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

With respect to each Target Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.40%
In excess of $1 billion but not more than $3 billion	0.38%
In excess of $3 billion but not more than $5 billion	0.36%
In excess of $5 billion but not more than $10 billion	0.35%
In excess of $10 billion	0.34%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees each Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of a Target Fund.

BlackRock has contractually agreed to cap net expenses for each Target Fund (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) a Target Fund’s pro rata share of the fees and expenses incurred indirectly by the Target Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, a Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Target Fund’s business, if any) of each share class of each Target Fund at the levels shown below and, in case of contractual caps, in each Target Fund’s fees and expenses table in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if a Target Fund’s operating expenses exceed a certain limit.

With respect to each Target Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Disciplined Volatility Target Fund—Institutional Shares	0.55%
Dynamic Target Fund—Institutional Shares	0.55%
Disciplined Volatility Target Fund—Class K Shares	0.50%
Dynamic Target Fund—Class K Shares	0.50%

*	As a percentage of average daily net assets.

1

The contractual caps are in effect through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Target Trust or by a vote of a majority of the outstanding voting securities of a Target Fund.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the affiliated money market fund waiver.

For the fiscal year ended April 30, 2024, BlackRock received a management fee, net of management fee waivers, at the annual rate of 0.32% of the Disciplined Volatility Target Fund’s average daily net assets and 0.36% of the Dynamic Target Fund’s average daily net assets.

A discussion of the basis for the Target Trust Board’s approval of the Target Fund Management Agreement with BlackRock is available in the Target Funds’ reports filed on Form N-CSR for the fiscal period ended October 31, 2024.

From time to time, a manager, analyst, or other employee of BlackRock, Inc. or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock, Inc. or any other person within the BlackRock, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Target Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Target Fund.

Acquiring Funds

BFA serves as manager to each Acquiring Fund pursuant to an investment advisory agreement entered into by the Acquiring Trust on behalf of each Acquiring Fund (the “Acquiring Fund Management Agreement”). As investment adviser, BFA has overall responsibility for the general management and administration of each Acquiring Fund. BFA provides an investment program for each Acquiring Fund and manages the investment of each Acquiring Fund’s assets. In managing the Acquiring Funds, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve each Acquiring Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Acquiring Fund Management Agreement, BFA is responsible for substantially all expenses of the Acquiring Funds, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the trustees who are not “interested persons” of the Acquiring Trust).

With respect to each Acquiring Fund, the maximum annual management fee that can be paid to BFA (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.40%
In excess of $1 billion but not more than $3 billion	0.38%
In excess of $3 billion but not more than $5 billion	0.36%
In excess of $5 billion but not more than $10 billion	0.35%
In excess of $10 billion	0.34%

BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by an Acquiring Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2027. BFA has also contractually agreed to waive a portion of its management fees by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investment by an Acquiring Fund in money market funds advised by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of an Acquiring Fund.

BFA may also from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. As of March 31, 2025, BFA and its affiliates provided investment advisory services for assets of approximately $11.6 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Acquiring Funds may also invest, which may affect the price of such securities.

A discussion of the basis for the Acquiring Trust Board’s approval of the Acquiring Fund Management Agreement with BFA will be available in each Acquiring Fund’s first reports filed on Form N-CSR following the commencement of operations.

From time to time, a manager, analyst, or other employee of BlackRock, Inc. or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock, Inc. or any other person within the BlackRock, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Acquiring Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of an Acquiring Fund.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganizations and the management fee rates applicable to each Combined Fund under the Management Agreement will be identical to the current management fee rates applicable to each Acquiring Fund. In addition, the contractual fee waivers applicable to each Acquiring Fund will be retained with respect to its corresponding Combined Fund.

BFA will manage each Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of the Target Fund Management Agreement and the Acquiring Fund Management Agreement are described below.

Terms of the Management Agreements

The Target Fund Management Agreement and the Acquiring Fund Management Agreement (each, a “Management Agreement” and together, the “Management Agreements”) are similar and generally provide that, subject to the oversight of their respective Boards, BlackRock and BFA will act as investment adviser for and supervise and manage the investment and reinvestment of their respective Fund’s assets. Pursuant to each Management Agreement, BlackRock and BFA will in connection therewith, among other things, have complete discretion in purchasing and selling securities and other assets for their respective Funds and making investment decisions for the Funds (including with respect to voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of their respective Funds); will arrange for the purchase and sale of securities and other assets held in the investment portfolio of their respective Funds; and will provide investment research to their respective Funds. BlackRock and BFA will provide these services in accordance with their respective Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Trust’s Board.

Under the Management Agreements, BlackRock and BFA will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of their respective Fund’s governing documents as such are amended from time to time. In addition, in each Management Agreement, BlackRock and BFA agree to comply with any policies or directives of the applicable Board.

Pursuant to the Management Agreements, BlackRock and BFA will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. In addition, BlackRock and BFA will treat confidentially and as proprietary information of their respective Fund all records and other information relative to their respective Fund and their respective Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by such Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by their respective Fund.

Under each Fund’s Management Agreement, BlackRock and BFA will maintain certain books and records required by law or for the proper operation of such Fund, and will also prepare certain periodic reports for review by the officers of such Fund.

Each Management Agreement provides that BlackRock and BFA may from time to time, in their sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to their respective Fund.

In contrast to the Target Funds’ Management Agreement, under the Acquiring Funds’ Management Agreement BFA agrees to pay all expenses incurred by an Acquiring Fund, except that the Acquiring Fund agrees to pay all of the following expenses incurred by it: (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Acquiring Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Acquiring Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act)). This arrangement is sometimes referred to as a “unitary fee.” The Target Funds’ Management Agreement does not have a unitary fee arrangement.

Under the Management Agreements, BlackRock and BFA will not be liable for any error of judgment or mistake of law or for any loss suffered by their respective Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements.

Unless earlier terminated, each Management Agreement will remain in effect from year to year if approved at least annually by (1) a vote of a majority of the applicable Board who are not parties to the respective agreement or interested persons of any party to such respective agreement, cast in person at a meeting called for the purpose of voting on such approval and (2) by a vote of a majority of the Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of the applicable Fund at the time outstanding and entitled to vote.

Each Management Agreement automatically terminates on assignment and may be terminated without penalty upon 60 days’ written notice by any of the parties to such agreement (provided that termination of a Management Agreement by a Target Fund or an Acquiring Fund is directed or approved by the vote of a majority of the Trustees of the Target Trust Board or the Acquiring Trust Board, as applicable, in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the applicable Fund).

Pursuant to the Management Agreements, BlackRock and BFA each provides administrative services to their respective Funds, and is compensated for combined investment advisory and administrative services according to the respective Management Agreement’s fee schedule described above in “Comparison of the Funds—Management Agreements” section.

Other Service Providers

	Target Funds	Acquiring Funds
Distributor	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 115 Federal Street Boston, Massachusetts 02110	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103
Accounting Services Provider	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

Combined Fund. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve its corresponding Combined Fund.

Sales Loads

Target Funds. The Target Funds are not subject to any front-end sales loads or contingent deferred sales charges.

Acquiring Funds. The Acquiring Funds are not subject to any front-end sales loads or contingent deferred sales charges.

Combined Fund. Effective upon the closing of the Reorganizations, the Combined Funds will not be subject to any front-end sales loads or contingent deferred sales charges.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL,” or the “Distributor”), 50 Hudson Yards, New York, New York 10001, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for each Combined Fund following the closing of each Reorganization. With respect to each Acquired Fund, the Distributor or its agent distributes Creation Units for the relevant Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

Plan Payments: Acquiring Funds

The Acquiring Funds do not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Plan Payments: Target Funds

The Target Funds do not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Other Payments by the Target Funds

In addition to fees that each Target Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of each Target Fund, may enter into agreements with affiliated and unaffiliated securities dealer, broker, investment adviser, service provider or industry professional (each a “Financial Intermediary”) pursuant to which a Target Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of a Target Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Target Funds. These payments would be in addition to the Target Fund payments described in this Combined Prospectus/Information Statement and each Target Fund’s prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Target Fund.

Please contact your Financial Intermediary for details about payments it may receive from the applicable Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Payments by BFA

BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Acquiring Funds and certain other BFA-advised ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Acquiring Funds. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BFA-advised ETFs. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Acquiring Funds or other BFA-advised ETFs over another investment. More information regarding these payments is contained in the Acquiring Funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

Combined Fund

Following the closing of the Reorganizations, the Acquiring Funds will not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Dividends and Distributions

Acquiring Funds

General Policies: Dividends from net investment income, if any, generally are declared and paid at least once a year by each Acquiring Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Acquiring Trust may make distributions on a more frequent basis for an Acquiring Fund. The Acquiring Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of an Acquiring Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from an Acquiring Fund.

Dividend Reinvestment Service: No dividend reinvestment service is provided by the Acquiring Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of an Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of an Acquiring Fund purchased in the secondary market.

Effective upon the closing of the Reorganizations, each Acquiring Fund’s dividends and distributions policy will be continued by its corresponding Combined Fund. Acquiring Fund Shares received by the applicable Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Target Funds

Each Target Fund distributes net investment income, if any, and net realized capital gains, if any, at least annually. Each Target Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of a Target Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the applicable Target Fund. Although this cannot be predicted with any certainty, each Target Fund anticipates that a significant amount of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long a Target Fund held the assets sold.

Taxes

Acquiring Funds

Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in an Acquiring Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Acquiring Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of an Acquiring Fund under all applicable tax laws.

Taxes. As with any investment, you should consider how your investment in shares of an Acquiring Fund will be taxed. The tax information in this Combined Prospectus/Information Statement is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of an Acquiring Fund.

Unless your investment in Acquiring Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when an Acquiring Fund makes distributions or you sell Acquiring Fund shares.

Taxes on Distributions. Distributions from an Acquiring Fund’s investment company taxable income (other than qualified dividend income), including distributions of income from securities lending and distributions out of an Acquiring Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by an Acquiring Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Acquiring Fund’s shares. Distributions by an Acquiring Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates, subject to the holding period requirements applicable to both you and such Acquiring Fund, as set forth below. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the applicable Acquiring Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the applicable Acquiring Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by an Acquiring Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.

It is expected that dividends received by an Acquiring Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, an Acquiring Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Acquiring Fund’s income is derived from ordinary REIT dividends, reduced by allocable Acquiring Fund expenses, and a shareholder may treat the dividends as such, provided that the Acquiring Fund and such shareholder satisfy the applicable holding period requirements.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Acquiring Fund, and with respect to a share of the Acquiring Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.

Acquiring Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Acquiring Fund shareholders that are corporations, subject to certain hedging and holding requirements.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If an Acquiring Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of an Acquiring Fund’s minimum distribution requirements, but not in excess of the Acquiring Fund’s current and accumulated earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Acquiring Fund as capital assets.

Dividends, interest and capital gains earned by an Acquiring Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of an Acquiring Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Acquiring Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by such Acquiring Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of an Acquiring Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), an Acquiring Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to distributions properly reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends or upon the sale or other disposition of shares of the Acquiring Fund.

If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes on Sales of Shares. Currently, any capital gain or loss realized upon a sale of Acquiring Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Acquiring Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Acquiring Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

FATCA. Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.

Purchase, Redemption, Exchange and Transfer of Shares

The Target Funds and the Acquiring Funds have different procedures for purchasing, exchanging, and redeeming shares. You may refer to an Acquiring Fund prospectus under the sections entitled “Shareholder Information—Buying and Selling Shares” and “Shareholder Information—Creations and Redemptions” for the procedures applicable to purchases and redemptions of the shares of an Acquiring Fund. The Target Fund prospectuses provide information under the section entitled “How to Buy, Sell, Exchange and Transfer Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of each Target Fund.

The following discussion describes the policies and procedures related to the purchase, sale, creation and redemption of shares of the Acquiring Funds, which policies and procedures will be the same for the Combined Funds, effective upon the closing of the Reorganizations.

Acquiring Funds

Buying and Selling Shares. Shares of each Acquiring Fund may be acquired or redeemed directly from each Acquiring Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of each Acquiring Fund prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Acquiring Funds. Once created, shares of the Acquiring Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Funds are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The

Acquiring Trust does not impose any minimum investment for shares of the Acquiring Funds purchased on an exchange or otherwise in the secondary market. The Disciplined Volatility Acquiring Fund’s shares trade under the ticker symbol “BDVL”. The Dynamic Acquiring Fund’s shares trade under the ticker symbol “BDYN”.

Buying or selling Acquiring Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of an Acquiring Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of an Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity, and is generally lower if an Acquiring Fund has high trading volume and market liquidity, and higher if an Acquiring Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). An Acquiring Fund’s spread may also be impacted by the liquidity or illiquidity of the underlying securities held by an Acquiring Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The Acquiring Funds do not impose restrictions on the frequency of purchases and redemptions of Acquiring Fund shares directly with the Acquiring Funds. The Acquiring Trust Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Acquiring Fund shares because each Acquiring Fund generally sells and redeems its shares directly through transactions that are partially for cash, but may, in certain circumstances, be solely for cash or solely in-kind, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Acquiring Funds’ portfolio securities. However, the Acquiring Funds have taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Acquiring Funds, and/or increased transaction costs. Further, the vast majority of trading in Acquiring Fund shares occurs on the secondary market, which does not involve the Acquiring Funds directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Acquiring Fund shares.

The national securities exchange on which each Acquiring Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Acquiring Fund’s listing exchange is Nasdaq.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Purchased Fund”), such as the Acquiring Funds, may not knowingly sell or otherwise dispose of any security issued by the Purchased Fund to any investment company (the “Purchasing Fund”) or any company or companies controlled by the Purchasing Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Purchased Fund is owned by the Purchasing Fund and any company or companies controlled by the Purchasing Fund, or (ii) more than 10% of the total outstanding voting stock of the Purchased Fund is owned by the Purchasing Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Acquiring Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Acquiring Funds beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Acquiring Trust. Foreign investment companies are permitted to invest in the Acquiring Funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

Book Entry. Shares of each Acquiring Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of each Acquiring Fund.

Investors owning shares of each Acquiring Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of each Acquiring Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of each Acquiring Fund’s shares in the secondary market generally differ from each Acquiring Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Acquiring Funds, economic conditions and other factors.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Acquiring Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with each Acquiring Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and an Acquiring Fund, generally takes place when an Authorized Participant deposits into an Acquiring Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of an Acquiring Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by an Acquiring Fund and an amount of cash (including any portion of such securities for which cash may be substituted).

The Acquiring Funds generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by an Acquiring Fund. Creation and redemption baskets may differ and an Acquiring Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Acquiring Funds’ SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with an Acquiring Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of an Acquiring Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to an Acquiring Fund’s instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent an Acquiring Fund engages in in-kind transactions, the Acquiring Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Acquiring Funds’ SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of an Acquiring Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3) (C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Householding. Householding is an option available to certain Acquiring Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

The above will be applicable to the Combined Funds effective upon the closing of the Reorganizations.

Conflicts of Interest

The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage an Acquiring Fund and its shareholders.

BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of an Acquiring Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which an Acquiring Fund may directly or indirectly invest.

BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of an Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Acquiring Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by an Acquiring Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by an Acquiring Fund.

An Acquiring Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. An Acquiring Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. An Acquiring Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.

An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend a Fund or who engage in transactions with or for an Acquiring Fund.

Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with an Acquiring Fund. As a result, an Affiliate may compete with an Acquiring Fund for appropriate investment opportunities. The results of an Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that an Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, an Acquiring Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. An Acquiring Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.

From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of an Acquiring Fund. The price, availability, liquidity, and (in some cases) expense ratio of an Acquiring Fund may be impacted by purchases and sales of the Acquiring Fund by BFA or its advisory clients.

An Acquiring Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.

Under a securities lending program approved by the Acquiring Trust Board, each Acquiring Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from a participating Acquiring Fund based on the returns earned on the Acquiring Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Acquiring Fund may lend its portfolio securities under the securities lending program.

Under an ETF Services Agreement, the Acquiring Funds have retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its Affiliates.

BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.

The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the Acquiring Funds’ SAI for further information.

The above will be applicable to the Combined Funds effective upon the closing of the Reorganizations.

Valuation of Shares

The Target Funds’ valuation policy is the same as the Acquiring Funds’ valuation policy. Effective upon the closing of the Reorganizations, the Acquiring Funds’ valuation policy described below will be continued by the Combined Funds.

Determination of Net Asset Value. The NAV of each Acquiring Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Acquiring Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of each Acquiring Fund is calculated by dividing the value of the net assets of an Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Acquiring Funds is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Acquiring Funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of each Acquiring Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Acquiring Funds’ investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing an Acquiring Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Acquiring Fund. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by an Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing an Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Target Fund through a Financial Intermediary, the Target Fund and BRIL, the Target Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Target Fund over another investment.

Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Target Fund assets, or a Target Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.

If you purchase shares of the Acquiring Funds through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Acquiring Funds. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Funds over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Market Timing Trading Policies and Procedures

The Funds have different market timing policies, as described below. Effective upon the closing of the Reorganizations, the Acquiring Funds’ market timing trading policies and procedures described below will be continued by the Combined Funds.

Acquiring Funds

The Acquiring Funds do not impose restrictions on the frequency of purchases and redemptions of Acquiring Fund shares directly with the Acquiring Funds. The Acquiring Trust Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Acquiring

Fund shares because the Acquiring Funds generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Acquiring Funds’ portfolio securities. However, the Acquiring Funds have taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Acquiring Funds, and/or increased transaction costs. Further, the vast majority of trading in Acquiring Fund shares occurs on the secondary market, which does not involve the Acquiring Funds directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Acquiring Fund shares.

Target Funds

The Target Trust Board has determined that the interests of long-term shareholders and each Target Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Target Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Target Fund and its returns to shareholders. For example, large flows of cash into and out of a Target Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Target Fund’s investment objective. Frequent trading may cause a Target Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Target Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Target Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

Each Target Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Target Fund Shares that it determines may be detrimental to a Target Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Target Fund Shares because certain legitimate strategies will not result in harm to a Target Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, a Target Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Target Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Target Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Target Fund, the Target Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Target

Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide a Target Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Target Fund. While the Target Funds monitor for market timing activity, the Target Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Target Funds. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Target Funds pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Target Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by a Target Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Target Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Target Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The Acquiring Funds are new and have no performance history as of the date of this Combined Prospectus/Information Statement. Each Acquiring Fund will adopt the financial history, including the financial highlights, of Class K Shares of its corresponding Target Fund following the Reorganizations. Financial highlights tables for each share class of the Target Funds may be found in the Target Funds’ Prospectus and Target Funds’ Annual Report for the fiscal year ended April 30, 2024, and semi-annual financial highlights tables for each share class of the Target Funds may be found in the Target Funds’ Semi-Annual Financial Statements and Additional Information for the period ended October 31, 2024. The financial statements and financial highlights included in the Target Funds’ Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements and financial highlights have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. The Target Funds’ Prospectus, Annual Report, Semi-Annual Report, Annual Financial Statements and Additional Information and Semi-Annual Financial Statements and Additional Information are available without charge by calling (800) 537-4942 and are incorporated herein by reference.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, each Reorganization will consist of (i) the transfer of all of the assets of a Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund (except as noted below); and (iii) the termination, dissolution and liquidation of the Target Fund. Each Target Fund expects that all recorded liabilities of the Target Fund will be assumed by its corresponding Acquiring Fund pursuant to the Reorganization. The Acquiring Fund Shares issued to the applicable Target Fund will have an aggregate NAV equal to the aggregate NAV of such Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures. In addition, prior to a Reorganization, the relevant Target Fund may distribute to its shareholders substantially all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year.

If you remain a shareholder of a Target Fund on the Closing Date, you will receive shares of its corresponding Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of an Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with a Target Fund, your investment will be liquidated on September 5, 2025. If you hold your shares of a Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on September 5, 2025 and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold your shares of a Target Fund through a direct individual retirement account (“IRA”) and do not take action prior to September 5, 2025, your Target Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Target Fund shares. Such shareholders holding Institutional Shares or Class K Shares of a Target Fund will be exchanged into Institutional Shares of the Money Market Fund. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

Each Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the relevant Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, the Target Funds will be terminated under Delaware state law.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of an Acquiring Fund in each Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Funds and the Target Funds, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for each Reorganization, by the Target Trust Board and Acquiring Trust Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•	the declaration of a dividend by each Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of each Reorganization for U.S. federal income tax purposes (except with respect to cash received).

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Funds and the Acquiring Funds.

The Target Trust Board and the Acquiring Trust Board, including all of the Independent Board Members, believe the Reorganizations are in the best interests of each Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Funds will not be diluted as a result of consummation of the Reorganizations. The Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganizations.

Although shareholder approval of the Reorganizations is not required and BlackRock does not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the relevant Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the respective Target Fund Trust. A Reorganization will not be contingent on the occurrence of the other Reorganization.

Reasons for the Reorganizations

The factors considered by the Target Trust Board and the Acquiring Trust Board with regard to the Reorganizations include, but are not limited to, the following:

•

the investment objectives, fundamental investment restrictions and non-fundamental investment restrictions of the Funds are identical; the investment strategies of each Target Fund are substantially similar to those of its corresponding Acquiring Fund; and the investment risks of each Target Fund and its corresponding Acquiring Fund are similar, although there are certain differences. The Boards considered the principal differences in the investment risks. See “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganizations had occurred on October 31, 2024, each Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the relevant Target Fund prior to the Reorganizations and (B) net annual fund operating expenses that are estimated to be lower than those of each of the share classes of the relevant Target Fund prior to the Reorganizations, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA has agreed to continue through June 30, 2026;

•

the contractual and effective (i.e., net of any applicable management fee waivers) management fee rates for each Combined Fund are expected to be the same as the contractual and effective management fee rates for its corresponding Target Fund;

•	the net annual fund operating expenses for each Combined Fund are expected to be lower than those of the share classes of its corresponding Target Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage each Target Fund are expected to manage its corresponding Combined Fund following the closing of the Reorganizations;

•

the shareholders of a Target Fund will not pay any sales charges in connection with the Reorganizations. Shareholders of each Target Fund will receive shares of its corresponding Acquiring Fund, as indicated below in “Information about the Reorganization— General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received), because each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to a Reorganization, however, the relevant Target Fund may distribute to its shareholders substantially all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year;

•	the degree of portfolio repositioning expected to occur in connection with the Reorganizations;

•

each Target Fund and its corresponding Acquiring Fund use the same methodology for valuing their assets, each shareholder of a Target Fund will receive shares of its corresponding Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganizations (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), the interests of the shareholders of the Target Funds will not be diluted as a result of the Reorganizations and the Reorganizations will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganizations; and

•

the Target Funds will bear the expenses incurred in connection with the Reorganizations (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $173,000 for the Reorganization of Dynamic Target Fund into Dynamic Acquiring Fund and $107,000 for the Reorganization of Disciplined Volatility Target Fund into Disciplined Volatility Acquiring Fund. The foregoing estimated expenses will be borne by the Target Funds directly, regardless of whether the Reorganizations are consummated.

For these and other reasons, the Target Trust Board and the Acquiring Trust Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. The Boards determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganizations are not materially different from those presented to the Boards at the Approval Meeting, the Reorganizations are in the best interests of each Fund and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations. The Boards have also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of the Target Funds. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of a Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that the Acquiring Trust and the Target Trust receive an opinion from Sidley Austin LLP, tax counsel to the Acquiring Trust and the Target Trust, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of all of the assets of the Target Fund solely in exchange for the corresponding Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund shareholders and the distribution of cash in lieu of fractional Acquiring Fund shares to the Target Fund Shareholders and cash in lieu of Acquired Fund Shares to Target Fund Shareholders who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform, and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the corresponding Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders followed by the complete liquidation of the Target Fund;

•	No gain or loss will be recognized by the Target Fund shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization, except with respect to cash received, if any;

•	The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder, reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any;

•

The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•	The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the corresponding Target Fund immediately before the Reorganization; and

•	The holding period of the assets of the Target Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Target Fund.

The opinion of Sidley Austin LLP relating to the Reorganizations will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Trust and the Target Trust and assume, among other things, that the Reorganizations will be consummated in accordance with the operative documents. Such opinion does not address, with respect to shareholders of a Target Fund who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform, the distribution of cash equal to the net asset value of the Target Fund Shares held by such shareholders of the Target Fund, which is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

Each Acquiring Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Fund and its shareholders.

The tax year of each Target Fund is expected to continue with the corresponding Acquiring Fund, and the capital gains, if any, resulting from any portfolio turnover prior to the applicable Reorganization will be carried over to the corresponding Acquiring Fund. If a Reorganization were to end the tax year of a Target Fund (which is not the intended or expected plan as of the date of this Combined Prospectus/Information Statement), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date and may result in some additional acceleration of tax.

BlackRock anticipates disposing of certain investments of the Dynamic Target Fund in connection with the Reorganization. Any such repositioning will occur prior to the reorganization of the Dynamic Target Fund into the Dynamic Acquiring Fund. The value of the investments that will be sold in the Pre-Reorganization Sales is approximately $20 million or 1.5% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. The transaction costs anticipated to be incurred in connection with the Pre-Reorganization Sales are estimated to be approximately $24,470, which is expected to be approximately 0.002% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025. When such portfolio assets are sold in the Pre-Reorganization Sales, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Dynamic Target Fund’s basis in such assets. The Pre-Reorganization Sales are expected to result in net capital gain, and, based on current market conditions, such net capital gain is expected to be approximately $4.5 million, resulting in approximately $0.05 of net capital gain per share based on the number of outstanding shares as of March 31, 2025. Any such gain may be distributed to the Dynamic Target Fund’s shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

BlackRock has reviewed the portfolio holdings of the Disciplined Volatility Target Fund and does not anticipate disposing of any material portion of the holdings of the Disciplined Volatility Target Fund in connection with the Reorganization.

Prior to a Reorganization, the relevant Target Fund may distribute to its shareholders substantially all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized through the Reorganization, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the relevant Target Fund or will be made by the corresponding Acquiring Fund during the taxable year.

Assuming the applicable Reorganization qualifies as tax-free reorganization, as expected, the applicable Acquiring Fund will succeed to the tax attributes of the corresponding Target Fund upon the closing of the applicable Reorganization, including any capital loss carryovers that could have been used by the corresponding Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. As of October 31, 2024, neither the Discipline Volatility Target Fund nor the Dynamic Target Fund had any capital loss carryovers. The capital loss carryovers of a Target Fund will be available to offset future gains recognized by the corresponding Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of a Target Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of an Acquiring Fund, as the successor in interest to the corresponding Target Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

The receipt of cash in lieu of fractional Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to a Reorganization, or the receipt of cash or shares in a fund other than the corresponding Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of the Reorganizations and the other transactions described in this Combined Prospectus/Information Statement, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

The Target Funds will bear the expenses incurred in connection with the Reorganizations (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $173,000 for the Reorganization of Dynamic Target Fund into Dynamic Acquiring Fund and $107,000 for the Reorganization of Disciplined Volatility Target Fund into Disciplined Volatility Acquiring Fund. BFA determined that it was appropriate for the costs of the Reorganizations to be borne by the Target Funds given the benefits expected to be experienced by many shareholders of the Target Funds, including lower net expenses, additional trading flexibility and increased portfolio holdings transparency. The foregoing estimated expenses will be borne by the Target Funds directly, regardless of whether the Reorganizations are consummated.

The expenses of each Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganizations, each Acquiring Fund will establish a position for its corresponding Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of an Acquiring Fund will be issued in connection with the Reorganizations.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Funds will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Funds.

OTHER INFORMATION

Capitalization

The following tables set forth as of March 31, 2025: (i) the unaudited capitalization of Institutional and Class K Shares of the Target Funds; and (ii) the unaudited pro forma combined capitalization of the Acquiring Funds assuming the Reorganizations have been completed. As of March 31, 2025, the total net assets of (i) the Disciplined Volatility Target Fund were $840,630,134; (ii) the Dynamic Target Fund were $1,423,265,058; (iii) the Disciplined Volatility Acquiring Fund were $0; and (iv) the Dynamic Acquiring Fund were $0. As of March 31, 2025, the total net assets of the Disciplined Volatility Combined Fund would have been $800,730,186 on a pro forma basis (adjusted for estimated net investment income distribution of $23,363,980, capital gain distribution of $16,428,709 and reorganization costs of $107,260) and the total net assets of the Dynamic Combined Fund would have been $1,421,676,825 on a pro forma basis (adjusted for estimated net investment income distribution of $1,415,605 and reorganization costs of $172,628). The capitalizations are likely to be different when the Reorganizations are scheduled to be completed as a result of daily share purchase and redemption activity.

Disciplined Volatility Target Fund & Disciplined Volatility Acquiring Fund

	Disciplined Volatility Target Fund[1]		Disciplined Volatility Acquiring Fund[2]	Pro Forma Adjustments to Disciplined Volatility Acquiring Fund Shares[3]	Disciplined Volatility Combined Fund Pro Forma[4]
	Institutional Shares	Class K Shares
Net Assets	$840,263,375	$366,759	N/A	$(39,899,949)	$800,730,186
Shares Outstanding	58,208,279	25,366	N/A	(26,204,419)	32,029,226
NAV per share	$14.44	$14.46	N/A	$—	$25.00	[5]

1

Shareholders of Institutional Shares and Class K Shares of the Disciplined Volatility Target Fund will each receive shares of the Disciplined Volatility Acquiring Fund upon closing of the Reorganization as contemplated in the Reorganization Agreement. The Disciplined Volatility Acquiring Fund does not offer multiple share classes.

2	The Disciplined Volatility Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

3	Adjusted for estimated net investment income distribution of $23,363,980, capital gain distribution of $16,428,709 and reorganization costs of $107,260.

4	Assumes the Reorganization had taken place on March 31, 2025.

5	It is BFA’s intent for the Disciplined Volatility Acquiring Fund to have a starting NAV of $25 per share.

Dynamic Target Fund & Dynamic Acquiring Fund

	Dynamic Target Fund[1]		Dynamic Acquiring Fund[2]	Pro Forma Adjustments to Dynamic Acquiring Fund Shares[3]	Dynamic Combined Fund Pro Forma[4]
	Institutional Shares	Class K Shares
Net Assets	$1,422,069,699	$1,195,359	N/A	$(1,588,233)	$1,421,676,825
Shares Outstanding	87,967,549	73,851	N/A	(31,174,343)	56,867,057
NAV per share	$16.17	$16.19	N/A	$—	$25.00	[5]

1

Shareholders of Institutional Shares and Class K Shares of the Dynamic Target Fund will each receive shares of the Dynamic Acquiring Fund upon closing of the Reorganization as contemplated in the Reorganization Agreement. The Dynamic Acquiring Fund does not offer multiple share classes.

2	The Dynamic Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

3	Adjusted for estimated net investment income distribution of $1,415,605 and reorganization costs of $172,628.

4	Assumes the Reorganization had taken place on March 31, 2025.

5	It is BFA’s intent for the Dynamic Acquiring Fund to have a starting NAV of $25 per share.

Shareholder Information

As of the date hereof, each Acquiring Fund was not operational and, therefore, had no shareholders. As of April 3, 2025, the Trustees and officers of the Target Trust as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of each Target Fund. As of April 1, 2025, no person was known by a Target Fund to own beneficially or of record 5% or more of any class of shares of a Target Fund, except as follows:

Disciplined Volatility Target Fund

Name	Address	%	Class
National Financial Services, LLC	499 Washington Blvd. Jersey City, NJ 07310	48.49%	Institutional Shares
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	24.16%	Institutional Shares
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	16.52%	Institutional Shares
Charles Schwab & Co., Inc.	101 Montgomery St San Francisco, CA 94104-4122	7.63%	Institutional Shares
BlackRock Financial Management, Inc.	50 Hudson Yards New York, NY 10001-2180	91.64%	Class K Shares

Dynamic Target Fund

Name	Address	%	Class
National Financial Services, LLC	499 Washington Blvd. Jersey City, NJ 07310	49.41%	Institutional Shares
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	22.83%	Institutional Shares
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	15.18%	Institutional Shares
Charles Schwab & Co., Inc.	101 Montgomery St San Francisco, CA 94104-4122	8.63%	Institutional Shares
State Street Bank and Trust TTEE	1 Lincoln Street-2901 Boston, MA 02111	68.65%	Class K Shares
BlackRock Financial Management, Inc.	50 Hudson Yards New York, NY 10001-2180	28.38%	Class K Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Target Fund, or is identified as the holder of record of more than 25% of a Target Fund and has voting and/or investment powers, such shareholder may be presumed to control the Target Fund.

Shareholder Rights and Obligations

Target Funds

The Target Trust is organized as a Delaware statutory trust.

Shareholders of a Target Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders of the Target Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures. Voting rights are not cumulative.

The Target Trust does not intend to hold annual meetings of shareholders for the election of Trustees or the transaction of any other business except as required by law. Shares issued are fully paid and non-assessable and, except as otherwise provided by the Trustees, have no preemptive rights or other right to subscribe to any additional shares or other securities issued by the Target Trust. Redemption and conversion rights are discussed elsewhere in the Target Funds’ SAI and in the Target Funds’ Prospectus. Each share of each class of shares is entitled to participate equally in dividends and distributions declared by a Target Fund and in the net assets of the Target Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

Acquiring Funds

The Acquiring Trust was organized as a Delaware statutory trust on October 31, 2018 and is authorized to have multiple series or portfolios, including the Acquiring Funds, each called a fund. The Acquiring Trust issues shares of beneficial interests in each fund with no par value. The Acquiring Trust Board may establish and designate additional funds.

Each whole share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Acquiring Trust Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Acquiring Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Acquiring Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Acquiring Trust Board. Trustees of the Acquiring Trust may be removed by vote of the shareholders.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Funds

The Acquiring Trust Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of an Acquiring Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of an Acquiring Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Acquiring Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Acquiring Fund. The Acquiring Funds have also adopted certain non-fundamental investment policies, including their investment objectives. Non-fundamental investment policies may be changed by the Acquiring Trust Board without shareholder approval. Therefore, the Acquiring Funds may change their investment objectives without shareholder approval.

Fundamental Investment Policies

Each Acquiring Fund may not:

(1)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act.

(2)	Borrow money, except as permitted under the 1940 Act.

(3)	Issue senior securities to the extent such issuance would violate the 1940 Act.

(4)

Purchase or hold real estate, except the Acquiring Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Acquiring Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

(5)

Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Acquiring Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

(6)	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

(7)	Make loans to the extent prohibited by the 1940 Act.

(8)	Make any investment inconsistent with the Acquiring Fund’s classification as a diversified company under the 1940 Act.

Notations Regarding each Acquiring Fund’s Fundamental Investment Policies

The following notations are not considered to be part of each Acquiring Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Acquiring Fund’s industry classifications, the Acquiring Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Acquiring Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Acquiring Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. (The Acquiring Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Acquiring Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Acquiring Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit an Acquiring Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits each Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of an Acquiring Fund’s underwriting commitments, when added to the value of the Acquiring Fund’s investments in issuers where the Acquiring Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause an Acquiring Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent an Acquiring Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Acquiring Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit an Acquiring Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Each Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that each Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, an Acquiring Fund can invest more than 5% of its assets in one issuer.

Under the 1940 Act, an Acquiring Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

Each Acquiring Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Each Acquiring Fund also has adopted a policy to provide its shareholders with at least 60 days’ notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, each Acquiring Fund’s future investments will be made in a manner that will bring the Acquiring Fund into compliance with this policy.

Under its non-fundamental investment restrictions, which may be changed by the Acquiring Trust Board without shareholder approval, each Acquiring Fund may not:

(a)

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, each Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b)	Make short sales of securities or maintain a short position, except to the extent permitted by each Acquiring Fund’s Prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under each Acquiring Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of an Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Acquiring Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Target Funds

The Target Trust, on behalf of each Target Fund, has adopted restrictions and policies relating to the investment of the Target Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Target Fund and may not be changed without the approval of the holders of a majority of that Target Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Target Trust, on behalf of each Target Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Target Trust Board without shareholder approval.

Set forth below are the fundamental and non-fundamental investment restrictions of each Target Fund. Unless otherwise provided, all references below to the assets of a Target Fund are in terms of the current market value.

Under these fundamental investment restrictions, each Target Fund may not:

(1)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act.

(2)	Borrow money, except as permitted under the 1940 Act.

(3)	Issue senior securities to the extent such issuance would violate the 1940 Act.

(4)

Purchase or hold real estate, except the Target Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Target Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Target Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

(6)	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

(7)	Make loans to the extent prohibited by the 1940 Act.

(8)	Make any investment inconsistent with the Target Fund’s classification as a diversified company under the 1940 Act.

Notations Regarding each Target Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of each Target Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Target Fund’s industry classifications, the Target Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Target Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a Target Fund to borrow money in amounts of up to one-third of the Target Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Target Fund’s total assets from banks or other lenders for temporary purposes. (The Target Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Target Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Target Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when a Target Fund engages in reverse repurchase agreements and similar financing transactions, the Target Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit a Target Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits each Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Target Fund’s underwriting commitments, when added to the value of the Target Fund’s investments in issuers where the Target Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a Target Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Target Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Each Target Fund is currently classified as a diversified fund under the 1940 Act. This means that each Target Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Target Fund’s total assets would be invested in securities of that issuer or (b) the Target Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a Target Fund can invest more than 5% of its assets in one issuer.

Non-Fundamental Investment Policies

Under the 1940 Act, a Target Fund cannot change its classification from diversified to non-diversified without shareholder approval. Under its non-fundamental investment restrictions, which may be changed by the Target Trust Board without shareholder approval, each Target Fund may not:

(a)

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, each Target Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b)	Make short sales of securities or maintain a short position, except to the extent permitted by each Target Fund’s Prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under each Target Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of a Target Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Target Fund’s total assets will not require the Target Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2025, by and between Managed Account Series, a registered investment company and a Delaware statutory trust (the “Target Trust”), on behalf of [BlackRock GA Disciplined Volatility Equity Fund][BlackRock GA Dynamic Equity Fund], a separate series of the Target Trust (the “Target Fund”), and BlackRock ETF Trust, a registered investment company and a Delaware statutory trust (the “Acquiring Trust”), on behalf of [iShares Disciplined Volatility Equity Active ETF][iShares Dynamic Equity Active ETF], a separate series of the Acquiring Trust (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares pro rata to the shareholders of the Target Fund who hold shares of the Target Fund (“Target Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (iii) the distribution of cash to shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; (iv) with respect to shareholders of the Target Fund who hold Target Fund Shares through (a) a brokerage account that cannot accept Acquiring Fund Shares or (b) an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of exchange traded funds (“ETFs”) on its platform, the distribution of cash equal to the net asset value of the Target Fund Shares held by such shareholders of the Target Fund; and (v) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Fund and the Acquiring Fund are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Target Trust (the “Target Trust Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) have determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Target Trust Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of the Target Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to convey, transfer and deliver all of the assets of the Target Fund free and clear of all liens, encumbrances and claims, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, to the Acquiring Fund. In exchange, the Acquiring Trust, on behalf of the Acquiring Fund, agrees to: (i) deliver to the Target Fund, the number of full Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of: (1) the cash to be distributed to the shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; (2) the cash to be distributed to shareholders of the Target Fund who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform (collectively, the “Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (3) the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2, cash necessary to be distributed to the shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares, cash necessary to be distributed to the Cash-Out Shareholders of the Target Fund and other than the rights of the Target Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, each of the Target Trust and Acquiring Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES.

(a) On or as soon as practicable after the Closing Date, the Target Fund will: (i) distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), (other than the Cash-Out Shareholders) all of the Acquiring Fund Shares received by the Target Fund; and (ii) distribute cash, as provided in paragraph 1.1, to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares and to the Cash-Out Shareholders. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of the Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders and cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares and to the Cash Cash-Out Shareholders, in each case pursuant to paragraph 1.5(a) above, the Target Fund will be terminated, dissolved and liquidated.

1.6 OWNERSHIP OF SHARES. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of any Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Trust, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING TRUST; ACTION BY TARGET TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust, on behalf of the Acquiring Fund. The Target Trust shall take all actions expressed herein as being the obligations of the Target Trust, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on September 12, 2025, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Trust, on behalf of the Target Fund, shall be transferred and delivered by the Target Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Trust, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET TRUST ON BEHALF OF THE TARGET FUND. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Trust is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Target Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Target Trust. The Target Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Trust with respect to the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Target Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Target Trust’s Agreement and Declaration of Trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Trust is a party, on behalf of the Target Fund, or by which the Target Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party, on behalf of the Target Fund, or by which the Target Trust, on behalf of the Target Fund, is bound.

(f) The Target Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended [    ], which have been audited by [    ], have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended [    ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [    ], there has not been (i) any pending or to the knowledge of the Target Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. As of the date hereof, no shares of the Target Fund were held in the treasury of the Target Fund. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Target Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income realized on or prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code realized on or prior to the Closing Date and all of its net capital gains realized through [  ] (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) As of the time of the liquidation of the Target Fund, the Target Fund does not have an 80% Corporate Shareholder. For this purpose an “80% Corporate Shareholder” means a corporation for U.S. federal income tax purposes that owns Target Fund shares possessing at least 80% of the total voting power of the stock of the Target Fund and having a value equal to at least 80% of the total value of the stock of the Target Fund.

4.2 REPRESENTATIONS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust, on behalf of the Target Fund as follows:

(a) The Acquiring Trust is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust, on behalf of the Acquiring Fund, is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Trust, on behalf of the Acquiring Fund, with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Trust, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Trust, in each case relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the violation of Delaware law or any provision of the Acquiring Trust’s Amended and Restated Agreement and

Declaration of Trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) [Reserved]

(h) [Reserved]

(i) Since [  ], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) The Acquiring Fund has not commenced operations and will not do so until after the Closing, and the Acquiring Fund will not hold any property or have any tax attributes immediately before the Reorganization other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets.

(k) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with no par value. As of the date hereof, no shares of the Acquiring Fund were held in the treasury of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund will qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET TRUST, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, the Target Trust, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. As the Acquiring Fund is newly organized and does not have any assets or investment operations as of the date of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, shall conduct no operations except customary operations necessary to organize and register an exchange-traded fund under the 1940 Act between the date of this Agreement and the Closing Date. Between the date of this Agreement and the Closing Date, the Target Trust, on behalf of the Target Fund, shall take commercially reasonable steps to identify shareholders of the Target Fund who do not hold Target Fund Shares through an account that can accept Acquiring Fund Shares. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Trust, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Trust, on behalf of the Target Fund, shall make available to the Acquiring Trust’s officers and agents all books and records of the Target Fund and the Acquiring Trust, on behalf of the Acquiring Fund, shall make available to the Target Trust’s officers and agents all books and records of the Acquiring Trust relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Trust, on behalf of the Target Fund, will terminate all agreements to which the Target Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Provided, however, the parties expect that each of (i) the distribution of cash to shareholders of the Target Fund in lieu of fractional Acquiring Fund Shares; and (ii) with respect to the Cash-Out Shareholders, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Cash-Out Shareholders, is expected to be a taxable transaction to the Cash-Out Shareholders that receive such cash.

Neither the Acquiring Fund nor the Target Fund (nor the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Trust and the Target Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act , and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Trustees of the Target Trust has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income realized on or prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code realized on or prior to the Closing Date and all of its net capital gains realized through [ ] (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of the Acquiring Trust has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET TRUST, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Trust, the Target Fund, the Acquiring Trust or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund, the Acquiring Trust or the Target Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Trust and the Target Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of all of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund Shareholders and the distribution of cash in lieu of fractional Acquiring Fund shares to the Target Fund Shareholders and cash in lieu of Acquiring Fund Shares to the Cash-Out Shareholders, and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders followed by the complete liquidation of the Target Fund;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization, except with respect to cash received, if any;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder, reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any;

(f) the holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

Such opinion does not address, with respect to the Cash-Out Shareholders, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Cash-Out Shareholders, which is expected to be a taxable transaction to the Cash-Out Shareholders that receive such cash.

ARTICLE IX

EXPENSES

The Target Fund will bear the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). Reorganization

expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Trust Board and the Acquiring Trust Board, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with the Target Fund’s and the Acquiring Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Target Trust Board meetings and the Acquiring Trust Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund. In addition, the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, as specifically authorized by the Target Trust Board or the Acquiring Trust Board, as applicable.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “Target Trust” and “Trustees of the Target Trust” refer respectively to the Target Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust of the Target Trust dated April 28, 2005, which is hereby referred to and a copy of which is on file at the principal office of the Target Trust. Such Agreement and Declaration of Trust contains certain provisions limiting the liability of the Trustees, shareholders, officers, employees and agents of the Target Trust. The obligations of the Target Trust created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Trustees, shareholders, officers, employees or agents of the Target Trust. In addition, only the Target Trust assets associated with the series of the Target Trust which incurs any liability hereunder shall be used to pay such liability.

13.6 The names “Acquiring Trust” and “Trustees of Acquiring Trust” refer respectively to the Acquiring Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Agreement and Declaration of Trust of the Acquiring Trust, dated February 21, 2019, which is hereby referred to and a copy of which is on file at the principal office of the Acquiring Trust. Such Amended and Restated Agreement and Declaration of Trust contains certain provisions limiting the liability of the Trustees, shareholders, officers, employees and agents of the Acquiring Trust. The obligations of the Acquiring Trust created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Trustees, shareholders, officers, employees or agents of the Acquiring Trust. In addition, only the Acquiring Trust assets associated with the series of the Acquiring Trust which incurs any liability hereunder shall be used to pay such liability.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MANAGED ACCOUNT SERIES, on behalf of its series [BlackRock GA Disciplined Volatility Equity Fund] [BlackRock GA Dynamic Equity Fund]

By:
Name:
Title:

BLACKROCK ETF Trust, on behalf of its series [iShares Disciplined Volatility Equity Active ETF][iShares Dynamic Equity Active ETF]

By:
Name:
Title:

BDVL-BDYN-ETF-N-14

MANAGED ACCOUNT SERIES

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

BLACKROCK ETF TRUST

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

April 23, 2025

This Statement of Additional Information (the “SAI”) relates to the reorganization of (i) BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Target Fund”), a series of Managed Account Series (the “Target Trust”), a Delaware statutory trust, into iShares Disciplined Volatility Equity Active ETF (the “Disciplined Volatility Acquiring Fund”), a newly-formed series of BlackRock ETF Trust (the “Acquiring Trust”), a Delaware statutory trust, and (ii) BlackRock GA Dynamic Equity Fund (the “Dynamic Target Fund” and together with the Disciplined Volatility Target Fund, the “Target Funds”), a series of the Target Trust, into iShares Dynamic Equity Active ETF (the “Dynamic Acquiring Fund” and together with the Disciplined Volatility Acquiring Fund, the “Acquiring Funds”), a newly-formed series of the Acquiring Trust (each, a “Reorganization” and collectively, the “Reorganizations”). The Target Funds and the Acquiring Funds are each referred to as a “Fund” and collectively referred to as the “Funds.”

This SAI contains information that may be of interest to shareholders of the Target Funds relating to the Reorganizations, but which is not included in the Combined Prospectus/Information Statement dated April 23, 2025 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganizations will involve the transfer of all of the assets of a Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Acquiring Fund Shares will then be distributed pro rata by the relevant Target Fund to its shareholders, followed by the termination, dissolution and liquidation of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to BlackRock at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or by calling (800) 537-4942.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

TABLE OF CONTENTS

Page

Additional Information	S-3

Financial Statements	S-3

Supplemental Financial Information	S-3

S-2

ADDITIONAL INFORMATION

Further information about the Acquiring Funds is contained in the Acquiring Funds’ Statement of Additional Information. The Acquiring Funds’ Statement of Additional Information, dated February 20, 2025, is incorporated herein by reference (Securities Act File No. 333-228832).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Funds for the fiscal year ended April 30, 2024, filed July 3, 2024 (0001193125-24-174851), as filed with the Securities and Exchange Commission (the “SEC”); and unaudited financial statements, financial highlights and notes thereto in the Target Funds’ Semi-Annual Financial Statements and Additional Information for the fiscal period ended October 31, 2024 (0001193125-25-001198), as filed with the SEC on Form N-CSRS on January 3, 2025. The financial statements, financial highlights and notes therein, and, with respect to the Annual Report, the report of the independent registered public accountant therein, are incorporated herein by reference. No other parts of the Target Funds’ Annual Report and Semi-Annual Report or Annual Financial Statements and Additional Information and Semi-Annual Financial Statements and Additional Information are incorporated by reference herein. Because the Acquiring Funds were newly-created for the purpose of the Reorganization, the Acquiring Funds have not published annual or semi-annual shareholder reports or financial statements.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Target Funds and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section entitled “Summary—Fees and Expenses” of the Combined Prospectus/Information Statement.

The Reorganizations will not result in a material change to the Target Funds’ investment portfolio due to the investment restrictions of the Acquiring Funds. As a result, a schedule of investments of the Target Funds modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the Reorganizations and/or an Acquiring Fund’s portfolio following the Reorganizations. In particular, the Dynamic Target Fund anticipates disposing of certain investments. The value of the investments that will be sold in the Pre-Reorganization Sales is approximately $20 million or 1.5% of the value of the Dynamic Target Fund’s total net assets as of March 31, 2025.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Funds.

S-3